UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2015

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	4

Schedule of Investments	13

Financial Statements	33

Financial Highlights	36

Notes to Financial Statements	38

Other Information	55

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Multi-Manager Alternatives Fund allocates its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser and who employ one or more non-traditional and alternative investment strategies. A strategy implemented by an Underlying Manager and/ or the use of quantitative models to implement that strategy may fail to produce the intended results. Different investment styles (e.g., “alternative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. These strategies involve risks that may not be present in more traditional (e.g., equity or fixed income) mutual funds.

The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund’s investments in fixed income securities and loans are subject to the risks associated with debt securities generally, including credit, interest rate, liquidity, call and extension risk. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments.

The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders. The Fund’s investments in other pooled investment vehicles subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

The Investment Adviser’s Alternative Investments & Manager Selection (“AIMS”) Group is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers, as well as the Fund’s asset allocations. With respect to the Fund, the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The AIMS Group also manages additional pooled vehicles which have similar investment strategies to those of the Fund that are not offered to retail investors and are not registered under the Investment Company Act of 1940, as amended (the “Act”). Because these vehicles are not registered under the Act, they are subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints) and (i) may invest with managers other than the Fund’s Underlying Managers, (ii) may employ strategies that are not subject to the same constraints as the Fund, and (iii) may perform differently than the Fund despite their similar strategies.

There may be additional risks that the Fund does not currently foresee or consider material.

The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs’ Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and a team of over 275 people located in 8 offices globally.2

■	We have over 100 alternative investment professionals[2] dedicated to manager selection

■	We employ a rigorous due diligence process to evaluate manager’s skill, strategy, and team and continually monitor managers after an investment is made

■	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

■	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

■	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

■	The process is continual with ongoing re-balancing and active management to optimize diversification

■	We have over 40 professionals[2] focused on alternative investment risk management and operational diligence

■	We consider risk management an all-encompassing and real time discipline

■	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

[1]	In June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

[2]	As of June 2015.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated cumulative total returns, without sales charges, of 2.17%, 1.81%, 2.45%, 2.36% and 2.08%, respectively. These returns compare to the 0.01% cumulative total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index (the “BofA Index”) during the same time period. The HFRX Global Hedge Fund Index (net of management, administrative and performance/ incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 1.27% during the Reporting Period.

To compare, the MSCI World Index (net), not the Fund’s benchmark but designed to measure the equity market performance of developed markets, had a cumulative total return of 2.63% during the Reporting Period. Similarly not benchmarks of the Fund, the Barclays Global Aggregate Bond Index, designed to measure the broad global investment grade fixed income market, and the Barclays U.S. Corporate High Yield Bond Index, designed to measure the U.S. non-investment grade fixed-rate debt market, had cumulative total returns of -3.08% and 2.5%, respectively, during the Reporting Period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Notably, during the Reporting Period, the Fund had a realized beta to the MSCI World Index (net) of 0.39. (Beta is a measure of the sensitivity of an asset’s returns to broad market returns.) The Fund’s overall annualized volatility was 4.8% during the Reporting Period, while the overall annualized volatility of the global equity markets, as measured by the MSCI World Index (net), during the same time period was 10.9%.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	Equity markets in most regions across the globe ended the Reporting Period in positive territory, but there was a shift from 2014 as to which regions led the way.

In the U.S., which led in 2014, lackluster economic growth generally dampened equity market returns, though areas of strength remained. For example, robust merger and acquisition activity in health care helped boost that sector’s performance, despite valuation concerns. Consumer discretionary stocks also generated strong returns during the Reporting Period after being one of the worst performing sectors in 2014. Conversely, the drop in oil prices took its toll on energy stocks, while equities tied to utilities and financials struggled due in large part to concerns about rising interest rates.

Conditions in Europe improved more quickly during the Reporting Period than many had anticipated at the start of 2015, supported by the European Central Bank’s (“ECB”) quantitative easing, a weakened euro and low commodity prices. However, uncertainty around the future of Greece led to heightened market volatility toward the end of the Reporting Period. Japan benefited from more accommodative monetary policy as well as from positive earnings revisions and significant pension inflows into equity markets. Emerging market equities rallied during the

PORTFOLIO RESULTS

Reporting Period, with the exception of Latin America, which struggled to keep pace, as geopolitical concerns in some countries deterred investors. China’s bull run continued at the start of 2015, as its central bank loosened monetary policy and cut interest rates twice since November 2014, but the end of the Reporting Period was characterized by increased volatility in its equity market.

From a global perspective, central bank policy continued to diverge, pushing interest rates in developed economies in different directions, leading to heightened volatility. While low inflation and sluggish first quarter 2015 growth may have given the U.S. Federal Reserve (the “Fed”) reason to reassess its outlook, expectations were still strong at the end of the Reporting Period that the Fed will raise interest rates some time in 2015. Elsewhere, both the ECB and the Bank of Japan have committed to maintaining accommodative policies in an effort to encourage economic growth and inflation. With many investors anticipating rising rates in the U.S., the consensus has been bearish on emerging markets debt.

The U.S. dollar reached a post-crisis high in the first quarter of 2015. By the end of the Reporting Period, the euro neared parity with the U.S. dollar for the first time since 2002, driven by the ECB’s bond-buying program. Broad-based weakness amongst emerging market currencies boosted equity markets and helped many export-oriented economies. At the end of the Reporting Period, many currency investors maintained a bearish outlook for the Chinese yuan in anticipation of central bank policy easing there.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies. During the Reporting Period, the Fund allocated capital to ten Underlying Managers — Ares Management LLC (“Ares”); Brigade Capital Management, L.P. (“Brigade”); Corsair Capital Management, L.P. (“Corsair”); First Pacific Advisors, LLC (“FPA”); GAM International Management Limited (“GAM”); Graham Capital Management, L.P. (“Graham”); Halcyon Liquid Strategies IC Management LP (“Halcyon”); Lateef Investment Management (“Lateef”); Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”). These ten Underlying Managers represented five strategies — dynamic equity (Lateef and Polaris); equity long/short (Corsair, FPA and Sirios); event driven and credit opportunities (Ares, Brigade and Halcyon); tactical trading (Graham); and opportunistic fixed income (GAM).

Corsair, approved by the Fund’s Board in November 2014, was first allocated capital during the Reporting Period — in February 2015. We continuously evaluate the Underlying Managers in the Fund. During this process, we redeemed assets from GAM in June 2015. As of June 23, 2015, GAM no longer serves as an Underlying Manager of the fund. Thus, as of June 30, 2015, nine Underlying Managers held Fund assets.

Of the ten Underlying Managers with allocated capital during the Reporting Period, nine generated positive returns and one generated negative returns.

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, all five generated positive returns.

The Fund’s tactical trading strategy generated the strongest positive performance during the Reporting Period, with currency exposure contributing to gains, while exposures to equity and interest rate futures weighed on returns. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis but typically have a primary focus on fundamental information. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, i.e. determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral but at any given time may have significant long or short exposures in a particular market or asset.

The Fund’s equity long/short strategy generated the second-strongest positive performance during the Reporting Period, attributable primarily to long positions in the health care,

PORTFOLIO RESULTS

financials and consumer staples sectors. Positions in CVS Health, American International Group and Analog Devices were the top three strategy level positive contributors. Long exposure to industrials, information technology and materials detracted from returns. Individual positions in Alcoa, Oracle and Tencent Holdings were notable individual detractors. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Fund’s event driven and credit opportunities strategies posted modestly positive performance, aided by positions in select corporate bonds, Yankee bonds and asset-backed securities, although exposure to municipal bonds and bank loans detracted from Fund performance. (Yankee bonds are bonds denominated in U.S. dollars, publicly issued in the U.S. by foreign banks and corporations.) Top individual contributors included corporate bond holdings in Guitar Center, Caesars Entertainment and Toys R Us. Within equity-oriented event driven strategies, exposure to the consumer discretionary, information technology and energy sectors contributed positively to performance. Top individual contributors included Taylor Wimpey, Meiji Holdings and Barratt Developments. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing styles.

The dynamic equity strategy used in the Fund posted positive performance during the Reporting Period, driven primarily by equity market exposure and stock selection, with positions in the consumer discretionary, materials and consumer staples sectors representing the top contributors. Exposure to the energy, information technology and industrials sectors detracted. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The Fund’s opportunistic fixed income strategy generated modestly positive returns during the Reporting Period. Gains were driven largely by currency trading and exposure to swaps, futures, Yankee bonds and corporate bonds. However, positive performance was offset by exposure to foreign fixed income securities, options, and U.S. Treasuries, which detracted from Fund performance. Select currency positions, euro swaps and U.S. Treasury notes and swaps particularly disappointed. Opportunistic fixed income strategies seek to deliver positive absolute returns in excess of cash investments regardless of economic cycle (i.e., downturns and upswings) or cyclical credit availability. Opportunistic fixed income managers seek to maintain diversified exposure across various fixed income and floating rate market segments, with a focus on more liquid markets, assessing the relative value across sectors and adjusting portfolio weightings based on opportunity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. During the Reporting Period, credit default swaps, options on credit default swaps, total return swaps, equity futures, equity options, equity warrants, interest rate futures, interest rate swaps, options on interest rate futures, interest rate swaptions, bond futures, options on bond futures, forward foreign exchange contracts and foreign exchange options were used by the Underlying Managers of the Fund.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, shifts to the Fund’s asset allocation were made in response to the market environment and as a result of an allocation to Underlying Manager Corsair and a redemption from Underlying Manager GAM. More specifically, we increased the Fund’s allocations to equity long/short and tactical trading strategies and reduced its allocations to dynamic equity and event driven and credit opportunities strategies. The Fund’s allocation to the opportunistic fixed income strategy was eliminated completely. The Fund’s allocation to cash increased modestly during the Reporting Period.

PORTFOLIO RESULTS

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Betsy Gorton was added as a portfolio manager for the Fund, effective April 30, 2015. Betsy Gorton is a Managing Director in the AIMS Group, based in New York. She is a member of the Hedge Funds and Public Equity Markets Investment Committee. Previously, she worked in equity research covering gaming, lodging and leisure. Prior to that, she worked in equity research in a group covering real estate from 2001 to 2002. She joined Goldman Sachs in 2001 as an Analyst and was named Managing Director in 2012. Prior to joining the firm, she worked in equity research at Robinson Humphrey. She received a BA in Art History and International Relations from Emory University and an MBA from the Darden School of Business at The University of Virginia.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

PORTFOLIO RESULTS

Index Definitions:

The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund. (source: Hedgefundresearch.com)

The Barclays Global Aggregate Bond Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

The Barclays U.S. Corporate High Yield Bond Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

FUND BASICS

Multi-Manager Alternatives Fund

as of June 30, 2015

PERFORMANCE REVIEW
January 1, 2015– June 30, 2015	Fund Total Return (based on NAV)[1]	BofA Index[2]	HFRX Global Hedge Fund Index[3]
Class A	2.17%	0.01%	1.27%
Class C	1.81	0.01	1.27
Institutional	2.45	0.01	1.27
Class IR	2.36	0.01	1.27
Class R	2.08	0.01	1.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices.

The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/15	One Year	Since Inception	Inception Date
Class A	-3.98%	1.93%	4/30/13
Class C	-0.13	3.81	4/30/13
Institutional	2.11	5.02	4/30/13
Class IR	1.97	4.91	4/30/13
Class R	1.42	4.34	4/30/13

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.85%	3.24%
Class C	3.64	4.03
Institutional	2.45	2.83
Class IR	2.62	3.07
Class R	3.05	3.43

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)
As of June 30, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of the Fund’s short positions, if any, as listed in the Schedule of Investments and certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent investment companies and repurchase agreements.

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 6/30/15[6]
Holding	% of Net Assets	Line of Business
Aon PLC	1.0%	Insurance
Northstar Realty Finance Corp.	0.9	Real Estate Investment Trusts
Bank of America Corp.	0.9	Commercial Banks
Oracle Corp.	0.7	Software
Constellation Brands, Inc. Class A	0.7	Beverages
DIRECTV	0.7	Media
Time Warner, Inc.	0.7	Media
Element Financial Corp.	0.7	Diversified Financial Services
Microsoft Corp.	0.7	Software
AerCap Holdings NV	0.7	Trading Companies & Distributors

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

UNDERLYING MANAGER ALLOCATION (%)[7]
As of June 30, 2015
Graham Capital Management, L.P.	16.4%
Ares Capital Management II LLC	14.9
First Pacific Advisors, LLC	14.8
Brigade Capital Management, LP	14.0
Sirios Capital Management, L.P.	13.3
Halcyon Liquid Strategies IC Management LP	11.0
Corsair Capital Management, L.P.	10.3
Polaris Capital Management, LLC	4.7
Lateef Investment Management L.P.	0.7

[7]	The charts above only represent capital allocated to the Underlying Managers and as such weightings may not sum to 100%.

FUND BASICS

STRATEGY ALLOCATION (%)[8]
As of June 30, 2015

Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Event Driven and Credit Strategies typically seek to take advantage of corporate events and company-specific catalysts such as bankruptcies, mergers or takeovers. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no structural bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class.

[8]	The charts above only represent capital allocated to the Underlying Managers and as such weightings may not sum to 100%.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – 43.1%
Aerospace & Defense – 1.4%
64,168	Airbus Group SE	$4,179,730
4,271	DigitalGlobe, Inc.*	118,691
21,967	Esterline Technologies Corp.*	2,094,334
1,883	Honeywell International, Inc.	192,009
485,800	Meggitt PLC	3,557,380
90,299	Orbital ATK, Inc.	6,624,335
10,144	Precision Castparts Corp.	2,027,481
31,700	United Technologies Corp.	3,516,481

		22,310,441

Air Freight & Logistics(a) – 0.4%
34,949	FedEx Corp.	5,955,310

Airlines* – 0.1%
106,168	Republic Airways Holdings, Inc.	974,622

Auto Components – 0.5%
13,700	Cie Generale des Etablissements Michelin	1,441,566
421,950	Pirelli & C. SpA	7,121,307

		8,562,873

Automobiles – 0.1%
38,100	Kia Motors Corp.	1,545,715

Beverages – 1.3%
33,600	Anheuser Busch InBev NV ADR(a)	4,054,512
46,100	Asahi Group Holdings Ltd.	1,464,052
39,500	Carlsberg A/S Class B	3,578,923
102,172	Constellation Brands, Inc. Class A(a)	11,853,995

		20,951,482

Biotechnology – 0.2%
6,399	Celgene Corp.*	740,588
24,827	Gilead Sciences, Inc.(a)	2,906,745

		3,647,333

Capital Markets – 0.7%
2,355	Affiliated Managers Group, Inc.*	514,803
41,600	LPL Financial Holdings, Inc.	1,933,984
116,369	NorthStar Asset Management Group, Inc.(a)	2,151,663
10,435	OM Asset Management PLC	185,639
16,281	State Street Corp.	1,253,637
125,031	The Bank of New York Mellon Corp.(a)	5,247,551

		11,287,277

Chemicals – 2.1%
25,458	Air Products & Chemicals, Inc.(a)	3,483,418
135,436	Axalta Coating Systems Ltd.*	4,480,223
16,000	BASF SE	1,407,887
9,360	CF Industries Holdings, Inc.	601,661
100,600	Chemtura Corp.*(a)	2,847,986
57,409	Huntsman Corp.	1,267,017
27,000	LANXESS AG	1,593,056
7,900	Linde AG	1,497,155

Common Stocks – (continued)
Chemicals – (continued)
4,029	LyondellBasell Industries NV Class A	$417,082
26,900	Methanex Corp.	1,501,576
43,733	Monsanto Co.(a)	4,661,500
50,857	Olin Corp.	1,370,596
1,086,000	Showa Denko KK	1,438,128
10,900	Solvay SA	1,501,642
24,000	Symrise AG	1,490,522
14,514	The Sherwin-Williams Co.(a)	3,991,640
29,700	Yara International ASA	1,547,611

		35,098,700

Commercial Banks – 3.0%
340,100	Banca Monte dei Paschi di Siena SpA*	662,693
854,832	Bank of America Corp.(a)	14,549,241
66,650	Bank of the Ozarks, Inc.(a)	3,049,237
60,500	CIT Group, Inc.(a)	2,812,645
178,098	Citigroup, Inc.(a)	9,838,133
84,800	DNB ASA	1,412,226
36,667	JPMorgan Chase & Co.(a)	2,484,556
98,734	KeyCorp.	1,482,985
207,832	Regions Financial Corp.	2,153,139
309,500	Sberbank of Russia	271,239
160,600	Sberbank of Russia ADR	837,815
44,115	Signature Bank*(a)	6,457,995
206,300	SpareBank 1 SR Bank ASA	1,373,482
92,794	Standard Chartered PLC	1,486,040
99,800	Svenska Handelsbanken AB	1,456,905

		50,328,331

Commercial Services & Supplies – 0.5%
75,000	Caverion Corp.	746,671
14,169	Clean Harbors, Inc.*	761,442
139,967	KAR Auction Services, Inc.(a)	5,234,766
51,600	Loomis AB Class B	1,446,958

		8,189,837

Communications Equipment – 1.1%
94,300	ARRIS Group, Inc.*(a)	2,885,580
225,000	Cisco Systems, Inc.(a)	6,178,500
177,260	CommScope Holding Co., Inc.*(a)	5,408,203
35,500	QUALCOMM, Inc.	2,223,365
44,115	Radware Ltd.*	979,353
94,342	Ruckus Wireless, Inc.*	975,496

		18,650,497

Computers & Peripherals – 0.5%
195,941	EMC Corp.(a)	5,170,883
1,213	Samsung Electronics Co. Ltd.	1,376,252
39,500	Wincor Nixdorf AG	1,552,533

		8,099,668

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Construction & Engineering – 0.1%
417,020	Trevi Finanziaria Industriale SpA	$912,100
100,000	YIT OYJ	714,904

		1,627,004

Construction Materials – 0.1%
20,300	Imerys SA	1,557,276

Consumer Finance – 0.1%
5,448	Capital One Financial Corp.	479,260
20,790	Discover Financial Services	1,197,920

		1,677,180

Containers & Packaging – 0.5%
5,899	Ball Corp.	413,815
438,144	Orora Ltd.	705,931
138,665	Owens-Illinois, Inc.*	3,180,975
461,844	Rexam PLC	4,005,591

		8,306,312

Diversified Financial Services – 1.8%
13,547	Berkshire Hathaway, Inc. Class B*	1,843,882
697,334	Element Financial Corp.*	10,937,368
360,981	FNFV Group*(a)	5,551,888
39,300	Groupe Bruxelles Lambert SA	3,169,023
38,000	Investor AB	1,416,856
48,400	Leucadia National Corp.	1,175,152
124,749	Voya Financial, Inc.(a)	5,797,086

		29,891,255

Diversified Telecommunication Services – 0.3%
121,269	Cellnex Telecom SAU*(b)	2,051,610
89,751	Deutsche Telekom AG	1,547,333
25,018	Sunrise Communications Group AG*(b)	2,086,370

		5,685,313

Electrical Equipment – 0.2%
5,744	Acuity Brands, Inc.	1,033,805
13,732	AMETEK, Inc.	752,239
66,283	The Babcock & Wilcox Co.	2,174,083

		3,960,127

Electronic Equipment, Instruments & Components – 0.4%
105,300	TE Connectivity Ltd.	6,770,790

Energy Equipment & Services – 0.1%
176,200	WorleyParsons Ltd.	1,414,670

Food & Staples Retailing – 0.8%
83,105	CVS Health Corp.	8,716,052
59,543	Walgreens Boots Alliance, Inc.	5,027,811

		13,743,863

Food Products – 0.5%
285,200	Greencore Group PLC	1,407,098
937	Nestle SA ADR	67,614

Common Stocks – (continued)
Food Products – (continued)
354,400	Orkla ASA	$2,780,660
30,976	The J.M. Smucker Co.(a)	3,358,108

		7,613,480

Health Care Equipment & Supplies – 0.3%
14,705	Becton Dickinson & Co.	2,082,963
34,100	Medtronic PLC	2,526,810

		4,609,773

Health Care Providers & Services – 1.9%
215,780	Brookdale Senior Living, Inc.*(a)	7,487,566
57,637	Catamaran Corp.*	3,520,468
71,500	Express Scripts Holding Co.*	6,359,210
34,446	HCA Holdings, Inc.*(a)	3,124,941
84,318	Kindred Healthcare, Inc.	1,710,812
56,096	Omnicare, Inc.	5,287,048
32,466	Universal Health Services, Inc. Class B(a)	4,613,419

		32,103,464

Health Care Technology*(a) – 0.2%
120,779	IMS Health Holdings, Inc.	3,701,876

Hotels, Restaurants & Leisure – 1.6%
182,736	Amaya, Inc.*	5,006,586
160,037	Carnival Corp.(a)	7,904,227
96,593	Cedar Fair LP(a)	5,263,353
28,983	Diamond Resorts International, Inc.*	914,414
1,026,300	Genting Malaysia Bhd	1,141,651
83,200	International Game Technology PLC*	1,477,632
7,228	Marriott International, Inc. Class A	537,691
6,604,882	REXLot Holdings Ltd.	374,912
33,624	Six Flags Entertainment Corp.	1,508,036
156,448	The Wendy’s Co.	1,764,733
4,241	Wynn Resorts Ltd.	418,460

		26,311,695

Household Durables – 0.5%
164,315	Barratt Developments PLC	1,584,872
42,400	Bellway PLC	1,579,354
88,400	Duni AB	1,197,720
50,500	Persimmon PLC*	1,566,810
531,021	Taylor Wimpey PLC	1,548,604

		7,477,360

Household Products – 0.1%
18,300	Henkel AG & Co. KGaA	1,745,012

Independent Power Producers & Energy Traders*(a) – 0.4%
170,805	Calpine Corp.	3,072,782
80,293	TerraForm Power, Inc. Class A	3,049,528

		6,122,310

Industrial Conglomerates – 0.3%
6,112	Danaher Corp.	523,126
138,600	General Electric Co.	3,682,602

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Industrial Conglomerates – (continued)
8,600	Jardine Matheson Holdings Ltd.	$487,554
29,700	Jardine Strategic Holdings Ltd.	898,488

		5,591,770

Insurance – 2.2%
4,547	Alleghany Corp.*(a)	2,131,452
127,900	American International Group, Inc.(a)	7,906,778
8,984	AmTrust Financial Services, Inc.	588,542
169,478	Aon PLC(a)	16,893,567
142,283	FNF Group(a)	5,263,048
15,200	Hannover Rueck SE	1,471,157
8,292	Loews Corp.	319,325
9,114	MetLife, Inc.	510,293
7,900	Muenchener Rueckversicherungs AG	1,400,624
19,619	The Progressive Corp.	545,997

		37,030,783

Internet & Catalog Retail* – 0.2%
77,733	Liberty Interactive Corp. QVC Group Class A	2,157,091
17,939	Liberty Ventures Series A	704,464

		2,861,555

Internet Software & Services – 1.0%
7,320	Facebook, Inc. Class A*	627,800
11,942	Google, Inc. Class A*(a)	6,449,157
3,723	Google, Inc. Class C*	1,937,859
92,668	IAC/InterActiveCorp.(a)	7,381,933

		16,396,749

IT Services – 0.3%
5,501	Accenture PLC Class A	532,387
53,768	Computer Sciences Corp.(a)	3,529,331
95,800	Infosys Ltd. ADR	1,518,430

		5,580,148

Life Sciences Tools & Services – 0.4%
53,700	Thermo Fisher Scientific, Inc.	6,968,112
8,177	VWR Corp.*	218,571

		7,186,683

Machinery – 0.7%
22,181	Allison Transmission Holdings, Inc.	649,016
56,900	Joy Global, Inc.	2,059,780
35,200	Kone OYJ Class B	1,428,769
48,700	Konecranes OYJ	1,419,428
35,822	Pentair PLC(a)	2,462,762
5,160	Stanley Black & Decker, Inc.	543,038
22,500	Sulzer AG	2,314,389
6,723	Wabtec Corp.	633,576

		11,510,758

Media – 4.3%
18,938	CBS Corp. Class B	1,051,059
124,901	DIRECTV*(a)	11,589,564
141,704	DISH Network Corp. Class A*	9,594,778

Common Stocks – (continued)
Media – (continued)
40,400	IPSOS	$1,044,251
130,627	JCDecaux SA	5,462,597
25,934	Liberty Global PLC Class A*	1,402,251
42,782	Liberty Global PLC Series C*	2,166,053
62,545	Naspers Ltd.	9,726,018
208,726	News Corp. Class A*(a)	3,045,312
3,350	Quebecor, Inc. Class B	83,737
117,986	Sinclair Broadcast Group, Inc. Class A	3,292,989
486,987	Sirius XM Holdings, Inc.*	1,816,461
151,500	The Interpublic Group of Cos., Inc.	2,919,405
27,508	The Madison Square Garden Co. Class A*(a)	2,296,643
129,415	Time Warner, Inc.(a)	11,312,165
154,000	WPP PLC	3,456,711

		70,259,994

Metals & Mining – 0.6%
511,800	Alcoa, Inc.(a)	5,706,570
35,300	BHP Billiton PLC ADR	1,396,468
106,125	Globe Specialty Metals, Inc.	1,878,413
288	Horsehead Holding Corp.*	3,375
50,000	MMC Norilsk Nickel PJSC ADR	843,500
127,600	Norsk Hydro ASA	535,528
11,600	South32 Ltd. ADR*	77,836

		10,441,690

Multiline Retail(a) – 0.5%
37,036	Dollar General Corp.	2,879,178
62,831	Dollar Tree, Inc.*	4,963,021

		7,842,199

Oil, Gas & Consumable Fuels – 1.4%
89,100	Canadian Natural Resources Ltd.(a)	2,419,956
25,486	Cheniere Energy, Inc.*	1,765,160
45,398	Energy Transfer Equity LP(a)	2,913,190
187,600	Etablissements Maurel et Prom	1,396,432
192,600	Gazprom OAO ADR	1,015,002
22,100	Lukoil OAO ADR	973,719
54,658	Occidental Petroleum Corp.	4,250,753
3,773	Phillips 66	303,953
86,700	Rosneft OAO GDR	357,204
41,200	Sasol Ltd.	1,525,624
42,778	SemGroup Corp. Class A(a)	3,399,996
596,800	Surgutneftegas OAO	461,086
960,200	Thai Oil PCL	1,560,923
4,295	The Williams Cos., Inc.	246,490
256,600	Tullow Oil PLC	1,371,341

		23,960,829

Paper & Forest Products* – 0.1%
18,589	Clearwater Paper Corp.	1,065,150

Personal Products – 0.2%
65,300	Unilever NV	2,730,136

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 1.0%
29,123	Allergan PLC*	$8,837,666
20,243	Endo International PLC*	1,612,355
14,700	Novartis AG	1,445,899
25,000	Teva Pharmaceutical Industries Ltd. ADR	1,477,500
16,997	Valeant Pharmaceuticals International, Inc.*	3,775,883

		17,149,303

Professional Services – 0.1%
11,749	Nielsen Holdings NV	526,003
6,514	Towers Watson & Co. Class A	819,461

		1,345,464

Real Estate Investment Trusts – 2.0%
101,981	Colony Capital, Inc. Class A(a)	2,309,870
227,564	Gramercy Property Trust, Inc.	5,318,171
55,001	Lamar Advertising Co. Class A(a)	3,161,457
949,483	Northstar Realty Finance Corp.(a)	15,096,780
114,286	Ryman Hospitality Properties, Inc.(a)	6,069,729
42,971	Xenia Hotels & Resorts, Inc.	934,190

		32,890,197

Real Estate Management & Development – 0.4%
103,008	Countrywide PLC	919,332
3,142	Jones Lang LaSalle, Inc.	537,282
104,798	Realogy Holdings Corp.*(a)	4,896,163

		6,352,777

Road & Rail* – 0.5%
90,155	Hertz Global Holdings, Inc.(a)	1,633,609
65,505	Old Dominion Freight Line, Inc.(a)	4,493,970
34,758	Saia, Inc.	1,365,642

		7,493,221

Semiconductors & Semiconductor Equipment – 1.0%
103,029	Altera Corp.	5,275,085
59,400	Analog Devices, Inc.(a)	3,812,589
1,646	MModal, Inc.	23,449
254,010	SunEdison, Inc.*(a)	7,597,439

		16,708,562

Software – 1.8%
31,702	Citrix Systems, Inc.*(a)	2,224,212
47,935	CommVault Systems, Inc.*	2,032,924
245,200	Microsoft Corp.	10,825,580
301,900	Oracle Corp.	12,166,570
25,457	PTC, Inc.*	1,044,246
87,467	Symantec Corp.	2,033,608

		30,327,140

Textiles, Apparel & Luxury Goods – 0.1%
7,600	Christian Dior SE	1,487,843

Thrifts & Mortgage Finance* – 0.2%
244,934	Kearny Financial Corp.	2,733,463

Common Stocks – (continued)
Trading Companies & Distributors*(a) – 1.0%
235,932	AerCap Holdings NV	$10,803,326
181,049	HD Supply Holdings, Inc.	6,369,304

		17,172,630

Transportation Infrastructure – 0.1%
193,011	BBA Aviation PLC	913,976

Water Utilities – 0.1%
698,000	Guangdong Investment Ltd.	976,741

Wireless Telecommunication Services – 0.8%
45,400	Freenet AG	1,529,241
64,300	KDDI Corp.	1,551,684
211,219	T-Mobile US, Inc.*(a)	8,188,961
48,500	Vodafone Group PLC ADR	1,767,825

		13,037,711

TOTAL COMMON STOCKS
(Cost $694,851,006)		$710,968,318

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 18.4%
Aerospace & Defense – 0.1%
Bombardier, Inc.(b)
$400,000	4.750%		04/15/19	$390,500
564,000	6.000	(c)	10/15/22	504,780
Moog, Inc.(b)(c)
273,000	5.250		12/01/22	277,778
Orbital ATK, Inc.(b)(c)
200,000	5.250		10/01/21	204,750
Oshkosh Corp.(c)
300,000	5.375		03/01/22	308,250
Spirit AeroSystems, Inc.(c)
510,000	5.250		03/15/22	529,125

				2,215,183

Automotive(c) – 0.2%
Affinia Group, Inc.
85,000	7.750		05/01/21	89,250
Gestamp Funding Luxembourg SA(b)
250,000	5.625		05/31/20	256,250
Jaguar Land Rover Automotive PLC(b)
750,000	3.500		03/15/20	745,852
Schaeffler Finance BV(b)
1,121,000	4.250		05/15/21	1,098,580
Schaeffler Holding Finance BV(b)(d)
625,000	6.750		11/15/22	675,000

				2,864,932

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Banks – 0.3%
Lloyds Banking Group PLC(c)(e)
$1,610,000	7.500%	06/27/49	$1,658,300
Washington Mutual Bank(f)
10,000,000	0.000	11/06/09	2,100,000
3,000,000	0.000	06/16/10	630,000

			4,388,300

Building Materials – 0.1%
Gibraltar Industries, Inc.(c)
1,600,000	6.250	02/01/21	1,648,000
Norbord, Inc.(b)
300,000	5.375	12/01/20	300,990

			1,948,990

Chemicals(c) – 0.4%
Aruba Investments, Inc.(b)
645,000	8.750	02/15/23	659,512
Cornerstone Chemical Co.(b)
1,405,000	9.375	03/15/18	1,471,737
Hexion, Inc.
1,075,000	6.625	04/15/20	989,000
1,370,000	10.000	04/15/20	1,414,525
Rain CII Carbon LLC/CII Carbon Corp.(b)
2,425,000	8.250	01/15/21	2,315,875
SPCM SA(b)
49,000	6.000	01/15/22	50,593

			6,901,242

Consumer Cyclical Services(c) – 1.0%
APX Group, Inc.
65,000	6.375	12/01/19	63,050
3,100,000	8.750	12/01/20	2,790,000
Aramark Services, Inc.
1,000,000	5.750	03/15/20	1,045,000
Ashtead Capital, Inc.(b)
115,000	6.500	07/15/22	122,475
CEB, Inc.(b)
120,000	5.625	06/15/23	120,600
Cenveo Corp.(b)
990,000	6.000	08/01/19	931,838
1,230,000	8.500	09/15/22	1,027,050
Ceridian HCM Holding, Inc.(b)
250,000	11.000	03/15/21	265,000
Cimpress NV(b)
770,000	7.000	04/01/22	791,175
First Data Corp.(b)
1,160,000	6.750	11/01/20	1,225,250
500,000	8.250	01/15/21	527,500
Iron Mountain, Inc.
1,000,000	6.000	08/15/23	1,045,000
989,000	5.750	08/15/24	991,472
Monitronics International, Inc.
4,055,000	9.125	04/01/20	3,902,937

Corporate Obligations – (continued)
Consumer Cyclical Services(c) – (continued)
Multi-Color Corp.(b)
$1,000,000	6.125%	12/01/22	$1,020,000
United Rentals North America, Inc.
695,000	4.625	07/15/23	681,100

			16,549,447

Consumer Noncyclical(c) – 0.0%
NeuStar, Inc.
570,000	4.500	01/15/23	510,863

Consumer Products – Household & Leisure(c) – 0.2%
Albea Beauty Holdings SA(b)
400,000	8.375	11/01/19	429,500
American Achievement Corp.(b)
1,250,000	10.875	04/15/16	1,192,187
Elizabeth Arden, Inc.
703,000	7.375	03/15/21	571,188
Spectrum Brands, Inc.(b)
1,775,000	5.750	07/15/25	1,799,406

			3,992,281

Consumer Products – Non Durable(b)(c) – 0.1%
Acosta, Inc.
1,600,000	7.750	10/01/22	1,600,000

Diversified Financial Services(c) – 0.3%
Alphabet Holding Co., Inc.(d)
622,000	7.750	11/01/17	621,223
Bankrate, Inc.(b)
1,500,000	6.125	08/15/18	1,455,000
Credit Acceptance Corp.
685,000	6.125	02/15/21	685,000
175,000	7.375 (b)	03/15/23	181,125
Ocwen Financial Corp.(b)
505,000	7.125	05/15/19	472,175
Quicken Loans, Inc.(b)
1,890,000	5.750	05/01/25	1,809,675

			5,224,198

Energy – 1.0%
Altice US Finance SA(b)(c)
430,000	7.750	07/15/25	413,338
American Energy-Permian Basin LLC/AEPB Finance Corp.(b)(c)
750,000	7.125	11/01/20	502,500
Basic Energy Services, Inc.(c)
1,195,000	7.750	02/15/19	1,000,812
285,000	7.750	10/15/22	225,150
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(c)
1,400,000	6.125	11/15/22	1,438,500
Chesapeake Energy Corp.
1,000,000	5.750	03/15/23	905,000
CITGO Holding, Inc.(b)
1,635,000	10.750	02/15/20	1,684,050
CITGO Petroleum Corp.(b)(c)
2,000,000	6.250	08/15/22	1,970,000
Energy Transfer Equity LP(c)
1,650,000	5.875	01/15/24	1,703,625

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – (continued)
	EXCO Resources, Inc.(c)
	$335,000	8.500%		04/15/22	$169,175
	Pacific Drilling SA(b)(c)
	250,000	5.375		06/01/20	188,500
	Parker Drilling Co.(c)
	390,000	6.750		07/15/22	336,375
	Petrobras Global Finance BV
	380,000	6.750		01/27/41	330,796
	1,110,000	6.850		06/05/15	917,681
	Rapid Holding GmbH(b)(c)
EUR	1,225,000	6.625		11/15/20	1,324,952
	Seventy Seven Energy, Inc.(c)
	$205,000	6.500		07/15/22	129,150
	Southern Star Central Corp.(b)(c)
	180,000	5.125		07/15/22	184,050
	Western Refining Logistics LP/WNRL Finance Corp.(b)(c)
	285,000	7.500		02/15/23	292,125
	Whiting Petroleum Corp.(b)(c)
	2,000,000	6.250		04/01/23	1,985,000
	YPF SA(b)
	230,000	8.750		04/04/24	230,575

					15,931,354

	Energy – Exploration & Production – 1.0%
	Alpha Natural Resources, Inc.
	100,000	3.750		12/15/17	7,625
	825,000	6.000	(c)	06/01/19	51,562
	300,000	6.250	(c)	06/01/21	18,000
	California Resources Corp.(c)
	62,000	5.000		01/15/20	54,715
	206,000	5.500		09/15/21	178,705
	62,000	6.000		11/15/24	53,320
	Halcon Resources Corp.(c)
	653,000	8.875		05/15/21	424,450
	Jupiter Resources, Inc.(b)(c)
	1,785,000	8.500		10/01/22	1,499,400
	Kosmos Energy Ltd.(b)(c)
	1,740,000	7.875		08/01/21	1,683,450
	Linn Energy LLC/Linn Energy Finance Corp.(c)
	1,948,000	7.250		11/01/19	1,524,310
	MEG Energy Corp.(b)(c)
	600,000	6.500		03/15/21	582,000
	450,000	6.375		01/30/23	418,500
	1,680,000	7.000		03/31/24	1,608,600
	Memorial Production Partners LP/Memorial Production Finance Corp.(c)
	2,279,000	7.625		05/01/21	2,153,655
	600,000	6.875		08/01/22	541,500
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(c)
	951,000	10.750		10/01/20	380,400
	245,000	9.250		06/01/21	95,550
	Murray Energy Corp.(b)(c)
	1,990,000	11.250		04/15/21	1,671,600
	Newfield Exploration Co.(c)
	1,000,000	5.375		01/01/26	990,000

	Corporate Obligations – (continued)
	Energy – Exploration & Production – (continued)
	PDC Energy, Inc.(c)
	$1,500,000	7.750%		10/15/22	$1,567,500
	Peabody Energy Corp.
	95,000	6.250		11/15/21	32,300
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.(c)
	500,000	6.500		05/15/21	528,750
	SandRidge Energy, Inc.(c)
	885,000	7.500		02/15/23	367,275
	SM Energy Co.(b)(c)
	117,000	6.125		11/15/22	119,925
	Walter Energy, Inc.(c)
	40,000	9.875		12/15/20	1,400
	125,000	8.500		04/15/21	3,438

					16,557,930

	Energy – Services(b)(c) – 0.1%
	Hiland Partners LP/Hiland Partners Finance Corp.
	400,000	7.250		10/01/20	431,500
	625,000	5.500		05/15/22	650,000

					1,081,500

	Entertainment & Leisure(c) – 0.4%
	AMC Entertainment, Inc.
	500,000	5.875		02/15/22	509,375
	750,000	5.750	(b)	06/15/25	741,563
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
	150,000	5.250		03/15/21	154,688
	1,130,000	5.375		06/01/24	1,139,887
	Cinemark USA, Inc.
	1,000,000	4.875		06/01/23	966,250
	Guitar Center, Inc.(b)
	1,135,000	6.500		04/15/19	1,037,106
	1,595,000	9.625		04/15/20	1,319,862
	Regal Entertainment Group
	400,000	5.750		03/15/22	406,000
	Six Flags Entertainment Corp.(b)
	500,000	5.250		01/15/21	509,375

					6,784,106

	Environmental(c) – 0.0%
	Clean Harbors, Inc.
	510,000	5.125		06/01/21	508,088

	Finance – 0.4%
	Ally Financial, Inc.
	200,000	3.500		01/27/19	197,750
	1,800,000	5.125		09/30/24	1,800,000
	CIT Group, Inc.(b)
	600,000	5.500		02/15/19	624,750
	Equiniti Newco 2 PLC(b)(c)
GBP	320,000	7.125		12/15/18	510,342
	Escrow Lehman Brother Holdings(f)
	$60,000	10.750		08/15/20	—

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Finance – (continued)
Harland Clarke Holdings Corp.(b)(c)
$2,100,000	9.250%		03/01/21	$1,858,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(c)
360,000	4.875		03/15/19	362,700
300,000	5.875		02/01/22	305,625
Walter Investment Management Corp.
47,000	4.500		11/01/19	38,481
418,000	7.875	(c)	12/15/21	384,560

				6,082,708

Food & Beverage(c) – 0.1%
B&G Foods, Inc.
2,000,000	4.625		06/01/21	1,970,000

Gaming – 1.1%
Affinity Gaming/Affinity Gaming Finance Corp.(c)
450,000	9.000		05/15/18	447,750
Caesars Entertainment Operating Co., Inc.(c)(f)
220,000	11.250		06/01/17	175,175
5,605,000	9.000		02/15/20	4,561,069
Chester Downs & Marina LLC(b)(c)
1,150,000	9.250		02/01/20	902,750
Graton Economic Development Authority(b)(c)
1,305,000	9.625		09/01/19	1,402,875
MGM Resorts International
1,513,000	6.625		12/15/21	1,581,085
Mohegan Tribal Gaming Authority(c)
2,600,000	9.750		09/01/21	2,723,500
MTR Gaming Group, Inc.(c)
240,000	11.500		08/01/19	254,400
Pinnacle Entertainment, Inc.(c)
1,100,000	7.500		04/15/21	1,163,250
Scientific Games International, Inc.(c)
405,000	7.000	(b)	01/01/22	418,163
1,025,000	10.000		12/01/22	984,000
Seminole Hard Rock Entertainment, Inc.(b)(c)
1,731,000	5.875		05/15/21	1,752,637
Shingle Springs Tribal Gaming Authority(b)(c)
1,755,000	9.750		09/01/21	1,952,437

				18,319,091

Health Care – Medical Products(c) – 0.4%
Fresenius Medical Care US Finance II, Inc.(b)
2,300,000	4.750		10/15/24	2,271,250
Grifols Worldwide Operations Ltd.
2,100,000	5.250		04/01/22	2,107,875
Halyard Health, Inc.(b)
1,000,000	6.250		10/15/22	1,055,000
Immucor, Inc.
395,000	11.125		08/15/19	419,687

				5,853,812

Health Care – Pharmaceuticals – 0.7%
Concordia Healthcare Corp.(b)(c)
695,000	7.000		04/15/23	695,000
Lantheus Medical Imaging, Inc.(c)
1,405,000	9.750		05/15/17	1,443,637

Corporate Obligations – (continued)
Health Care – Pharmaceuticals – (continued)
Mallinckrodt International Finance SA
$1,000,000	4.750%		04/15/23	$935,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b)(c)
1,500,000	5.500		04/15/25	1,458,750
Omnicare, Inc.(c)
1,250,000	4.750		12/01/22	1,325,000
Par Pharmaceutical Cos., Inc.(c)
60,000	7.375		10/15/20	63,900
Quintiles Transnational Corp.(b)(c)
2,000,000	4.875		05/15/23	2,012,500
Valeant Pharmaceuticals International, Inc.(b)(c)
1,000,000	6.750		08/15/18	1,052,500
685,000	5.375		03/15/20	703,838
1,185,000	5.875		05/15/23	1,214,625

				10,904,750

Health Care – Services – 0.6%
Acadia Healthcare Co., Inc.(c)
980,000	5.125		07/01/22	972,650
820,000	5.625	(b)	02/15/23	832,300
Amsurg Corp.(c)
2,104,000	5.625		07/15/22	2,119,780
CHS/Community Health Systems, Inc.(c)
150,000	8.000		11/15/19	158,063
800,000	5.125		08/01/21	816,000
DaVita HealthCare Partners, Inc.(c)
500,000	5.125		07/15/24	491,250
2,000,000	5.000		05/01/25	1,925,000
HCA, Inc.
2,000,000	5.250		04/15/25	2,080,000
Kindred Healthcare, Inc.(b)
905,000	8.000		01/15/20	968,350
Tenet Healthcare Corp.
75,000	6.000		10/01/20	79,781

				10,443,174

Home Construction – 0.0%
Masonite International Corp.(b)(c)
215,000	5.625		03/15/23	218,494
ServiceMaster Co.
255,000	7.450		08/15/27	256,912
100,000	7.250		03/01/38	93,000

				568,406

Life Insurance – 0.1%
Genworth Holdings, Inc.
90,000	7.200		02/15/21	94,681
650,000	7.625		09/24/21	689,557
260,000	6.500		06/15/34	234,545
430,000	6.150	(c)(e)	11/15/66	261,763

				1,280,546

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Lodging(b)(c) – 0.2%
Eldorado Resorts LLC/Eldorado Capital Corp.
$240,000	8.625%		06/15/19	$250,800
Interval Acquisition Corp.
1,500,000	5.625		04/15/23	1,518,750
Viking Cruises Ltd.
1,795,000	6.250		05/15/25	1,779,294

				3,548,844

Machinery – 0.2%
Amsted Industries, Inc.(b)(c)
500,000	5.000		03/15/22	498,750
Boart Longyear Management Pty Ltd.(b)
1,400,000	10.000		10/01/18	1,340,500
325,000	7.000	(c)	04/01/21	226,688
Dresser-Rand Group, Inc.(c)
345,000	6.500		05/01/21	370,875
The Manitowoc Co., Inc.(c)
202,000	5.875		10/15/22	218,160

				2,654,973

Media – Broadcasting & Radio(c) – 0.8%
Cumulus Media Holdings, Inc.
1,015,000	7.750		05/01/19	931,263
iHeartCommunications, Inc.
1,440,000	10.000		01/15/18	1,159,200
228,260	14.000	(d)	02/01/21	164,347
LIN Television Corp.(b)
750,000	5.875		11/15/22	761,250
Nexstar Broadcasting, Inc.
580,000	6.875		11/15/20	611,900
500,000	6.125	(b)	02/15/22	508,750
Sinclair Television Group, Inc.
600,000	5.375		04/01/21	604,500
1,750,000	5.625	(b)	08/01/24	1,710,625
Sirius XM Radio, Inc.(b)
540,000	4.250		05/15/20	534,600
250,000	4.625		05/15/23	235,000
1,000,000	6.000		07/15/24	1,007,500
1,820,000	5.375		04/15/25	1,756,300
Townsquare Media, Inc.(b)
940,000	6.500		04/01/23	932,950
Univision Communications, Inc.(b)
1,400,000	8.500		05/15/21	1,477,000
1,500,000	5.125		02/15/25	1,447,500

				13,842,685

Media – Cable – 1.0%
Altice US Finance I Corp.(b)(c)
1,882,000	5.375		07/15/23	1,839,655
Altice US Finance II Corp.(b)(c)
400,000	7.750		07/15/25	389,500
Cable One, Inc.(b)(c)
1,667,000	5.750		06/15/22	1,696,172
Cablevision Systems Corp.
250,000	7.750		04/15/18	271,250

Corporate Obligations – (continued)
Media – Cable – (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(c)
$2,000,000	5.125%		02/15/23	$1,942,500
CSC Holdings LLC
220,000	8.625		02/15/19	249,700
425,000	6.750		11/15/21	448,375
DISH DBS Corp.
120,000	5.000		03/15/23	111,000
400,000	5.875		11/15/24	384,000
Midcontinent Communications & Midcontinent Finance Corp.(b)(c)
200,000	6.250		08/01/21	204,000
Numericable – SFR SAS(b)(c)
1,300,000	6.000		05/15/22	1,277,250
700,000	6.250		05/15/24	686,000
Videotron Ltd.
500,000	5.000		07/15/22	498,750
2,000,000	5.375	(b)(c)	06/15/24	2,019,800
Virgin Media Secured Finance PLC(b)(c)
450,000	5.375		04/15/21	461,250
805,000	5.125		01/15/25	1,246,263
2,000,000	5.250		01/15/26	1,960,400

				15,685,865

Media – Non Cable – 0.8%
Affinion Group, Inc.(c)
362,000	7.875		12/15/18	241,635
Lee Enterprises, Inc.(b)(c)
300,000	9.500		03/15/22	307,125
Liberty Interactive LLC
1,792,643	4.000	(c)	11/15/29	1,106,957
345,000	8.250		02/01/30	364,838
4,685,000	3.750	(c)	02/15/30	2,881,275
Nielsen Finance LLC/Nielsen Finance Co.(c)
100,000	4.500		10/01/20	100,375
1,280,000	5.000	(b)	04/15/22	1,257,600
Outfront Media Capital LLC/Outfront Media Capital Corp.(c)
500,000	5.250		02/15/22	505,000
Radio One, Inc.(b)(c)
1,540,000	9.250		02/15/20	1,409,100
TEGNA, Inc.(c)
200,000	5.125		10/15/19	206,000
2,000,000	4.875	(b)	09/15/21	1,980,000
500,000	6.375		10/15/23	520,625
VeriSign, Inc.(c)
1,000,000	4.625		05/01/23	962,500
1,500,000	5.250	(b)	04/01/25	1,496,250

				13,339,280

Metals & Mining(c) – 0.3%
Hecla Mining Co.
615,000	6.875		05/01/21	582,713
IAMGOLD Corp.(b)
2,775,000	6.750		10/01/20	2,322,675
New Gold, Inc.(b)
1,255,000	6.250		11/15/22	1,236,175

				4,141,563

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Packaging(c) – 0.2%
	Iron/Steel Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc.(b)
	$1,650,000	6.375%		05/01/22	$1,608,750
	Reynolds Group Issuer, Inc.
	1,800,000	5.750		10/15/20	1,845,000

					3,453,750

	Pipelines – 1.0%
	Genesis Energy LP/Genesis Energy Finance Corp.(c)
	888,000	6.000		05/15/23	888,000
	Gibson Energy, Inc.(b)(c)
	84,000	6.750		07/15/21	86,285
	Kinder Morgan, Inc.(b)(c)
	300,000	5.000		02/15/21	317,377
	PBF Logistics LP/PBF Logistics Finance Corp.(b)(c)
	1,520,000	6.875		05/15/23	1,535,200
	Regency Energy Partners LP/Regency Energy Finance Corp.(c)
	500,000	5.875		03/01/22	531,875
	1,000,000	5.000		10/01/22	1,016,250
	Rockies Express Pipeline LLC(b)
	365,000	6.000		01/15/19	381,881
	1,515,000	5.625		04/15/20	1,560,450
	Rose Rock Midstream LP/Rose Rock Finance Corp.(c)
	1,673,000	5.625		07/15/22	1,639,540
	400,000	5.625	(b)	11/15/23	388,000
	Sabine Pass Liquefaction LLC(c)
	1,265,000	5.625		02/01/21	1,290,300
	745,000	6.250		03/15/22	774,800
	2,795,000	5.625		04/15/23	2,781,025
	705,000	5.750		05/15/24	699,713
	1,320,000	5.625	(b)	03/01/25	1,300,200
	SemGroup Corp.(c)
	95,000	7.500		06/15/21	99,988
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(c)
	1,802,000	5.500		08/15/22	1,727,667

					17,018,551

	Property Insurance(b)(c) – 0.1%
	A-S Co.-Issuer Subsidiary, Inc./A-S Merger Sub LLC
	1,139,000	7.875		12/15/20	1,198,798
	Hub International, Ltd.
	800,000	7.875		10/01/21	816,000

					2,014,798

	Real Estate(c) – 0.2%
	Communications Sales & Leasing, Inc.(b)
	700,000	6.000		04/15/23	686,000
	Kennedy-Wilson, Inc.
	605,000	5.875		04/01/24	606,512
	Keystone Financing PLC(b)
GBP	345,000	9.500		10/15/19	571,896
	RHP Hotel Properties LP/RHP Finance Corp.
	$600,000	1.000		04/15/21	603,000
	675,000	5.000	(b)	04/15/23	661,500

					3,128,908

	Corporate Obligations – (continued)
	Retailers – 1.3%
	Claire’s Stores, Inc.(c)
	$2,270,000	8.875%		03/15/19	$998,800
	55,000	9.000	(b)	03/15/19	46,475
	40,000	7.750	(b)	06/01/20	13,200
	Family Tree Escrow LLC(b)(c)
	200,000	5.750		03/01/23	209,500
	Ferrellgas LP/Ferrellgas Finance Corp.(c)
	200,000	6.500		05/01/21	201,000
	865,000	6.750		01/15/22	873,650
	GameStop Corp.(b)(c)
	1,400,000	5.500		10/01/19	1,450,491
	Hema Bondco I BV(b)(c)
	700,000	5.236	(e)	06/15/19	634,601
	420,000	6.250		06/15/19	389,386
	JC Penney Corp., Inc.
	160,000	5.750		02/15/18	157,400
	320,000	8.125		10/01/19	317,600
	1,710,000	5.650		06/01/20	1,549,687
	L Brands, Inc.
	1,500,000	5.625		02/15/22	1,578,750
	New Albertsons, Inc.
	400,000	7.750		06/15/26	389,000
	2,190,000	7.450		08/01/29	2,091,450
	465,000	8.700		05/01/30	474,300
	1,600,000	8.000		05/01/31	1,584,000
	Rite Aid Corp.
	1,750,000	6.125	(b)(c)	04/01/23	1,809,062
	35,000	7.700		02/15/27	41,563
	490,000	6.875	(b)	12/15/28	548,800
	Roundy’s Supermarkets, Inc.(b)(c)
	55,000	10.250		12/15/20	46,269
	Sears Holdings Corp.
	421,000	6.625		10/15/18	403,634
	Supervalu, Inc.(c)
	755,000	6.750		06/01/21	761,606
	1,105,000	7.750		11/15/22	1,156,106
	The Bon-Ton Department Stores, Inc.(c)
	1,630,000	8.000		06/15/21	1,269,363
	Toys R US, Inc.
	1,795,000	10.375	(c)	08/15/17	1,557,162
	2,025,000	7.375		10/15/18	1,523,813

					22,076,668

	Technology – Hardware – 0.5%
	Advanced Micro Devices, Inc.
	980,000	7.750	(c)	08/01/20	852,600
	185,000	7.500		08/15/22	163,725
	1,135,000	7.000	(c)	07/01/24	957,656
	Amkor Technology, Inc.(c)
	100,000	6.375		10/01/22	101,250
	CDW LLC/CDW Finance Corp.(c)
	1,500,000	5.000		09/01/23	1,473,750
	CommScope, Inc.(b)(c)
	1,085,000	5.000		06/15/21	1,063,300
	480,000	5.500		06/15/24	470,400

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – Hardware – (continued)
	Flextronics International Ltd.
	$500,000	5.000%	02/15/23	$507,575
	NXP BV/NXP Funding LLC(b)(c)
	500,000	5.750	02/15/21	522,500
	Sensata Technologies BV(b)
	2,500,000	5.000	10/01/25	2,431,250

				8,544,006

	Technology – Software/Services(c) – 0.6%
	Audatex North America, Inc.(b)
	1,080,000	6.125	11/01/23	1,112,400
	BMC Software Finance, Inc.(b)
	1,985,000	8.125	07/15/21	1,632,662
	Boxer Parent Co., Inc.(b)(d)
	2,650,000	9.000	10/15/19	1,901,375
	Equinix, Inc.
	50,000	4.875	04/01/20	50,625
	1,500,000	5.750	01/01/25	1,492,500
	Global A&T Electronics Ltd.(b)
	625,000	10.000	02/01/19	584,375
	MSCI, Inc.(b)
	2,601,750	5.250	11/15/24	2,634,272

				9,408,209

	Telecommunications – Cellular(c) – 0.1%
	Altice Finco SA(b)
	500,000	8.125	01/15/24	512,500
	Sable International Finance Ltd.(b)
	100,000	8.750	02/01/20	106,250
	T-Mobile USA, Inc.
	1,200,000	6.625	04/01/23	1,245,000

				1,863,750

	Telecommunications – Satellites(c) – 0.2%
	Intelsat Jackson Holdings SA
	600,000	7.500	04/01/21	594,000
	500,000	5.500	08/01/23	442,500
	Intelsat Luxembourg SA
	1,810,000	7.750	06/01/21	1,511,350

				2,547,850

	Textile & Apparel – 0.1%
	Nine West Holdings, Inc.(b)
	1,940,000	8.250	03/15/19	1,280,400
	The William Carter Co.(c)
	185,000	5.250	08/15/21	190,550

				1,470,950

	Transportation(b)(c) – 0.2%
	Air Medical Merger Sub Corp.
	370,000	6.375	05/15/23	350,575
	Algeco Scotsman Global Finance PLC
	1,230,000	8.500	10/15/18	1,190,025
	110,000	9.000	10/15/18	119,636
	Bluewater Holding BV
	200,000	10.000	12/10/19	185,750

	Corporate Obligations – (continued)
	Transportation(b)(c) – (continued)
	Syncreon Group BV/Syncreon Global Finance US, Inc.
	$300,000	8.625%	11/01/21	$227,250
	Watco Cos. LLC/Watco Finance Corp.
	600,000	6.375	04/01/23	606,000
	WFS Global Holding SAS
EUR	930,000	9.500	07/15/22	1,051,367

				3,730,603

	Utilities – Distribution(c) – 0.0%
	AmeriGas Finance LLC/AmeriGas Finance Corp.
	$300,000	6.750	05/20/20	315,750

	Utilities – Electric – 0.6%
	Dynegy, Inc.(b)(c)
	1,145,000	7.375	11/01/22	1,207,975
	275,000	7.625	11/01/24	290,812
	GenOn Americas Generation LLC
	995,000	8.500	10/01/21	955,200
	1,140,000	9.125	05/01/31	1,074,450
	Illinois Power Generating Co.
	500,000	6.300	04/01/20	457,500
	1,575,000	7.950	06/01/32	1,512,000
	NRG Energy, Inc.(c)
	840,000	6.250	05/01/24	834,750
	Talen Energy Supply, LLC(b)(c)
	1,600,000	5.125	07/15/19	1,568,000
	WESCO Distribution, Inc.(c)
	1,400,000	5.375	12/15/21	1,419,250

				9,319,937

	Wireless Telecommunications – 0.9%
	Altice Financing SA(b)(c)
	1,850,000	6.500	01/15/22	1,845,375
	275,000	6.625	02/15/23	272,937
	Altice SA(b)(c)
	500,000	7.750	05/15/22	484,375
	Digicel Group Ltd.(b)(c)
	200,000	8.250	09/30/20	199,000
	DigitalGlobe, Inc.(b)(c)
	1,800,000	5.250	02/01/21	1,764,000
	Hughes Satellite Systems Corp.
	1,065,000	7.625	06/15/21	1,171,500
	Inmarsat Finance PLC(b)(c)
	2,000,000	4.875	05/15/22	1,925,000
	Sprint Capital Corp.
	600,000	6.900	05/01/19	610,500
	325,000	6.875	11/15/28	279,500
	205,000	8.750	03/15/32	198,338
	Sprint Corp.
	4,420,000	7.875	09/15/23	4,298,450
	605,000	7.125	06/15/24	562,650
	640,000	7.625 (c)	02/15/25	603,200
	Wind Acquisition Finance SA(b)(c)
	1,004,000	4.750	07/15/20	994,552

				15,209,377

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wirelines Telecommunications – 0.5%
Anixter, Inc.
$2,142,000	5.125%		10/01/21	$2,163,420
CenturyLink, Inc.
100,000	5.625		04/01/20	100,100
1,599,000	5.625	(b)(c)	04/01/25	1,442,978
CommScope Technologies Finance LLC(b)(c)
600,000	6.000		06/15/25	597,000
Frontier Communications Corp.
1,160,000	7.125		01/15/23	1,023,700
545,000	7.625		04/15/24	483,687
West Corp.(b)(c)
2,300,000	5.375		07/15/22	2,156,250

				7,967,135

TOTAL CORPORATE OBLIGATIONS
(Cost $312,643,421)				$303,764,353

Asset-Backed Securities(b)(e) – 0.1%
Collateralized Loan Obligations – 0.1%
Carlyle Global Market Strategies CLO Ltd. Series 2015-1, Class E1
$500,000	5.555%		04/20/27	$468,723
Jamestown CLO XI Ltd. Series 2015-6A, Class C
525,000	3.506		02/20/27	489,088
Jamestown CLO XI Ltd. Series 2015-6A, Class D
500,000	5.006		02/20/27	443,844

TOTAL ASSET-BACKED SECURITIES
(Cost $1,368,506)				$1,401,655

Foreign Debt Obligation(b) – 0.0%
Provincia de Buenos Aires
$625,000	9.950%		06/09/21	$610,938
(Cost $622,002)

Municipal Debt Obligations – 0.4%
Connecticut – 0.0%
Mohegan Tribal Finance Authority
$520,000	7.000%		02/01/45	$486,314

New Jersey – 0.1%
Tobacco Settlement Financing Corp. RB Series 1A
220,000	4.750		06/01/34	161,150
2,020,000	5.000		06/01/41	1,486,478

				1,647,628

Puerto Rico – 0.1%
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
25,000	5.000		07/01/41	14,938
Puerto Rico Commonwealth GO Bonds Series 2014 A
2,865,000	8.000		07/01/35	1,933,875

Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2007
$65,000	5.250%		08/01/57	$39,650

				1,988,463

Texas – 0.2%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
2,425,000	8.250		07/01/24	2,437,949

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $7,209,741)				$6,560,354

U.S. Treasury Obligations – 5.1%
United States Treasury Notes
$10,000,000	0.250	%(a)	07/15/15	$9,999,900
10,000,000	4.250	(a)	08/15/15	10,051,901
17,000,000	0.250	(a)	09/15/15	17,008,502
5,000,000	0.250	(a)	09/30/15	5,002,050
10,000,000	0.250	(a)	10/15/15	10,004,900
22,000,000	4.500	(a)	11/15/15	22,360,359
5,000,000	0.375		01/15/16	5,006,800
5,000,000	2.625	(a)	02/29/16	5,081,350

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $84,515,634)				$84,515,762

Senior Term Loans(g) – 5.1%
Aerospace & Defense – 0.0%
TASC, Inc.
$170,492	12.000%		05/21/21	$176,885

Automotive – Parts – 0.1%
Evergreen Skills Lux S.a.r.l.
1,196,985	5.750		04/28/21	1,161,075
INA Beteiligungsgesellschaft mbH
265,385	4.250		05/15/20	266,380

				1,427,455

Building Materials – 0.3%
American Builders & Contractors Supply Co., Inc.
994,937	3.500		04/16/20	989,713
Headwaters, Inc.
150,000	4.500		03/24/22	150,000
Jeld-Wen, Inc.
959,610	5.250		10/15/21	961,414
Preferred Proppants LLC
2,049,788	6.750		07/27/20	1,728,996
Wilsonart LLC
1,088,604	4.000		10/31/19	1,076,357

				4,906,480

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

	Senior Term Loans(g) – (continued)
	Chemicals – 0.1%
	Albaugh LLC
	$285,000	6.000%	05/31/21	$286,425
	SK Spice S.a.r.l.
EUR	745,000	6.000	06/12/21	818,105
	Styrolution US Holding LLC
	$711,425	6.500	11/07/19	714,982

				1,819,512

	Consumer Products – Household & Leisure – 0.1%
	Serta Simmons Holdings LLC
	741,947	4.250	10/01/19	741,547
	Visant Corp.
	1,567,352	7.000	09/23/21	1,509,877

				2,251,424

	Consumer Products – Industrial – 0.0%
	Harbor Freight Tools USA, Inc.
	141,750	4.750	07/26/19	142,138
	Minimax GmbH & Co.
	197,015	4.250	08/14/20	195,701

				337,839

	Diversified Manufacturing – 0.1%
	KP Germany Erste GmbH
	185,963	5.000	04/22/20	186,242
	Rexnord LLC
	1,002,547	4.000	08/21/20	998,788

				1,185,030

	Energy – 0.3%
	Bennu Oil & Gas LLC
	254,454	9.750	11/01/18	194,658
	Chief Exploration & Development LLC
	150,000	7.500	05/12/21	140,700
	Drillships Ocean Ventures Inc.
	1,694,100	5.500	07/25/21	1,437,867
	EFS Cogen Holdings I LLC
	233,663	3.750	12/17/20	233,761
	Energy Transfer Equity LP
	687,765	4.000	12/02/19	687,077
	KCA Deutag US Finance LLC
	1,285,000	5.250	05/13/20	1,101,887
	Penn Products Terminals LLC
	279,300	4.750	03/19/22	279,825
	Seadrill Partners Finco LLC
	525,961	4.000	02/21/21	396,117
	Stallion Oilfield Services Ltd.
	129,495	8.000	06/19/18	105,409
	Templar Energy LLC
	674,556	8.500	11/25/20	495,124

				5,072,425

	Senior Term Loans(g) – (continued)
	Energy – Exploration & Production – 0.1%
	Energy & Exploration Partners, Inc.
	$877,799	7.750%	01/15/19	$738,449
	Murray Energy Corp.
	900,000	7.500	03/19/21	832,356

				1,570,805

	Finance – 0.1%
	CeramTec Acquisition Corp.
	1,068,060	4.250	08/30/20	1,066,725
	Walter Investment Management Corp.
	498,734	4.750	12/19/20	470,995

				1,537,720

	Finance Insurance – 0.1%
	Hub International Ltd.
	843,605	4.000	10/02/20	836,755

	Food & Beverages – 0.2%
	Meldrew Participations BV
EUR	2,000,000	4.000	10/31/19	2,129,363
	Roundys Supermarkets, Inc.
	$1,385,011	5.750	03/03/21	1,336,535

				3,465,898

	Gaming – 0.6%
	AMF Bowling Centers, Inc.
	3,675,852	7.250	09/18/21	3,675,852
	Boyd Gaming Corp.
	180,667	4.000	08/14/20	180,941
	Caesars Entertainment Operating Co., Inc.
	1,050,000	0.545	03/01/17	939,204
	Mashantucket (Western) Pequot Tribe
	2,493,664	4.000	07/01/18	1,935,084
	938,268	9.375	06/30/20	763,516
	Mohegan Tribal Gaming Authority
	1,304,684	5.500	11/19/19	1,297,143
	Scientific Games International, Inc.
	297,889	6.000	10/01/21	297,555
	Shingle Springs Tribal Gaming Authority
	75,011	6.250	08/29/19	75,292

				9,164,587

	Health Care – Medical Products – 0.1%
	Carestream Health, Inc.
	1,730,000	9.500	12/07/19	1,714,136

	Health Care – Services – 0.3%
	Acadia Healthcare Co., Inc.
	199,000	4.250	02/11/22	200,244
	Air Medical Group Holdings, Inc.
	675,000	4.500	04/06/22	669,519
	American Renal Holdings, Inc.
	1,469,959	4.500	09/22/19	1,468,121
	Community Health Systems, Inc.
	119,700	3.534	12/31/18	119,596
	69,543	3.750	12/31/19	69,523
	127,957	4.000	01/27/21	128,088

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(g) – (continued)
Health Care – Services – (continued)
Envision Healthcare Corp.
$494,843	4.000%	05/25/18	$494,402
MedAssets, Inc.
315,089	4.000	12/13/19	314,301
Millennium Laboratories, Inc.
1,773,686	5.250	04/16/21	720,879

			4,184,673

Media – Broadcasting & Radio – 0.3%
AP NMT Acquisition BV
2,099,375	6.750	08/13/21	2,071,831
iHeart Communications, Inc.
2,751,074	6.937	01/30/19	2,536,628

			4,608,459

Media – Cable – 0.0%
Ziggo N.V.
493,373	3.500	01/15/22	486,959

Media – Non Cable – 0.2%
Advantage Sales & Marketing, Inc.
1,893,250	4.250	07/23/21	1,882,723
Affinion Group, Inc.
889,957	6.750	04/30/18	850,746
Cengage Learning Acquisitions, Inc.
250,116	7.000	03/31/20	250,116
Interactive Data Corp.
496,241	4.750	05/02/21	497,481
Media General, Inc.
83,499	4.000	07/31/20	83,421
William Morris Endeavor Entertainment LLC
173,250	5.250	05/06/21	172,730

			3,737,217

Metals & Mining – 0.0%
NN, Inc.
533,196	6.000	08/27/21	534,300

Packaging – 0.0%
Ardagh Holdings USA, Inc.
296,250	4.000	12/17/19	295,231
Klockner-Pentaplast of America, Inc.
435,155	5.000	04/28/20	435,807

			731,038

Pharmaceuticals – 0.2%
Lantheus Medical Imaging, Inc.
1,695,000	5.000	10/15/22	1,669,575
Valeant Pharmaceuticals International, Inc.
997,500	4.000	04/01/22	995,834

			2,665,409

Property/Casualty Insurance – 0.1%
York Risk Services Holding Corp.
1,313,876	4.750	10/01/21	1,284,314

Senior Term Loans(g) – (continued)
Real Estate – 0.2%
Empire Generating Co. LLC
$2,136,521	5.250%	03/12/21	$2,040,377
GTCR Valor Cos., Inc.
669,658	6.000	05/30/21	667,984
Rhp Hotel Properties LP
524,700	3.500	01/15/21	524,265

			3,232,626

Restaurants – 0.0%
Red Lobster Management LLC
555,800	6.250	07/28/21	556,495

Retailers – 0.5%
Albertson’s Holdings LLC
93,688	5.500	08/25/21	94,047
Dollar Tree, Inc.
758,722	3.500	03/09/22	758,092
82,307	4.250	03/09/22	81,999
Gymboree Corp.
1,275,000	5.000	02/23/18	906,410
JC Penney Corp., Inc.
673,821	6.000	05/22/18	671,894
Leslie’s Poolmart, Inc.
196,465	4.250	10/16/19	196,512
Staples, Inc.
1,500,000	0.275	04/07/21	1,496,565
The Talbots, Inc.
155,000	9.500	03/19/21	151,900
Toys R US – Delaware, Inc.
2,461,939	9.750	04/24/20	2,302,947
True Religion Apparel, Inc.
96,500	5.875	07/30/19	60,313
Wilton Brands LLC
1,582,205	7.500	08/30/18	1,532,096

			8,252,775

Services Cyclical – Business Services – 0.1%
Koosharem LLC
212,855	7.500	05/15/20	210,727
Language Line LLC
133,345	6.250	06/20/16	132,778
Redtop Acquisition Ltd.
98,750	4.500	12/03/20	98,380
Tribune Publishing Co.
563,063	5.750	07/07/21	562,359
Weight Watchers International, Inc.
458,915	4.000	04/02/20	219,926

			1,224,170

Technology – Hardware – 0.0%
Freescale Semiconductor, Inc.
98,250	5.000	01/15/21	98,516
Photonis Technologies SAS
192,399	8.500	09/18/19	182,779

			281,295

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(g) – (continued)
Technology – Software – 0.1%
Aricent Technologies Ltd.
$495,002	5.500%	04/14/21	$499,952
BMC Software, Inc.
333,097	5.000	09/10/20	312,955

			812,907

Technology – Software/Services – 0.2%
Applied Systems, Inc.
954,051	4.250	01/25/21	951,666
98,028	7.500	01/24/22	98,181
Black Knight InfoServ LLC
152,672	3.750	05/27/22	152,672
Ion Trading Technologies S.a.r.l.
19,418	4.250	06/10/21	19,212
335,913	7.250	06/10/22	335,073
MModal Inc.
120,088	9.000	01/31/20	109,917
SS&C Technologies, Inc.
1,500,000	3.250	06/23/22	1,499,070

			3,165,791

Telecommunications – Internet & Data – 0.2%
Asurion LLC
982,363	5.000	05/24/19	984,003
494,949	4.250	07/08/20	492,787
1,050,000	8.500	03/03/21	1,065,424
Fibertech Networks LLC
492,112	5.250	12/18/19	491,191
Level 3 Financing, Inc.
650,000	4.000	01/15/20	649,799

			3,683,204

Textiles – 0.0%
Indra Holdings Corp.
153,450	5.250	04/29/21	147,312
Nine West Holdings, Inc.
545,000	6.250	01/08/20	381,734

			529,046

Transportation – 0.1%
OSG Bulk Ships, Inc
135,383	5.250	08/05/19	135,299
OSG International, Inc.
993,217	5.750	08/05/19	994,458
Syncreon Group Holdings BV
246,867	5.250	10/28/20	207,781

			1,337,538

Utilities – 0.4%
Energy Future Intermediate Holding Co. LLC
615,000	4.250	06/19/16	614,742
Longview Power LLC
1,380,000	7.000	04/13/21	1,386,900

Senior Term Loans(g) – (continued)
Utilities – (continued)
Texas Competitive Electric Holdings Co.
$3,185,585	4.670%	10/10/15	$1,798,709
4,906,793	4.670	10/10/17	2,813,064

			6,613,415

TOTAL SENIOR TERM LOANS
(Cost $87,518,886)			$83,388,582

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.1%
Credit Default Swaps Index Options
JPMorgan Chase Bank (London) Put – CDS North America High Yield Index 24
$5,000,000	103.000%	08/19/15	$41,309
JPMorgan Chase Bank (London) Put – CDS North America High Yield Index 24
5,000,000	104.000	08/19/15	54,550
JPMorgan Chase Bank (London) Put – CDS North America High Yield Index 24
8,000,000	103.000	09/16/15	97,692

Contracts	Exercise Rate	Expiration Date	Value

Options on Equities/Equity Indicies
Goldman Sachs & Co. Call – Orbitz Worldwide, Inc. Strike Price 12
385	12.000	08/21/15	385
Cantor Fitzgerald LP Call – S&P 500 Index Strike Price 2,200
230	2,200.000	08/21/15	27,600
Cantor Fitzgerald LP Put – S&P 500 Index Strike Price 1,900
141	1,900.000	08/21/15	209,385
Cantor Fitzgerald LP Put – The Williams Cos., Inc. Strike Price 45
600	45.000	08/21/15	10,200
Cantor Fitzgerald LP Put – Cedar Fair LP Strike Price 50
1,290	50.000	09/18/15	122,550
Cantor Fitzgerald LP Call – HD Supply Holdings, Inc. Strike Price 30
976	30.000	07/17/15	448,960
Cantor Fitzgerald LP Put – SemGroup Corp. Strike Price 70
433	70.000	07/17/15	2,165

TOTAL OPTIONS PURCHASED
(Cost $1,232,058)			$1,014,796

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Exchange Traded Funds – 0.6%
89,000	iShares iBoxx $ High Yield Corporate Bond ETF	$7,903,200
65,000	SPDR Barclays High Yield Bond ETF	2,497,950

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,697,257)		$10,401,150

Shares	Description	Expiration Date	Value

Warrants* – 0.1%
Commercial Banks – 0.1%
102,172	JPMorgan Chase & Co.	10/28/2018	$2,528,757

Semiconductors & Semiconductor Equipment – 0.0%
516	MModal, Inc. Warrant A	07/31/2017	258
681	MModal, Inc. Warrant B	07/31/2017	170

TOTAL WARRANTS
(Cost $2,228,247)			$2,529,185

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(h) – 33.7%
Repurchase Agreements – 33.7%
Joint Repurchase Agreement Account II
$555,900,000	0.125%	07/01/15	$555,900,000
(Cost $555,900,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 106.7%
(Cost $1,758,786,758)			$1,761,055,093

Shares	Description	Value

Common Stocks Sold Short – (3.4)%
Aerospace & Defense – (0.2)%
20,052	The Boeing Co.	$(2,781,613)

Air Freight & Logistics – (0.0)%
5,538	United Parcel Service, Inc. Class B	(536,688)

Beverages – (0.2)%
64,146	The Coca-Cola Co.	(2,516,448)

Chemicals – (0.0)%
4,952	The Dow Chemical Co.	(253,394)

Commercial Services & Supplies – (0.0)%
2,370	Healthcare Services Group, Inc.	(78,329)
9,500	Pitney Bowes, Inc.	(197,695)

		(276,024)

Containers & Packaging – (0.1)%
13,746	Ball Corp.	(964,282)

Common Stocks Sold Short – (continued)
Diversified Telecommunication Services – (0.7)%
287,736	AT&T, Inc.	$(10,220,383)
8,200	Verizon Communications, Inc.	(382,202)

		(10,602,585)

Electronic Equipment, Instruments & Components – (0.0)%
5,924	Amphenol Corp. Class A	(343,414)
3,843	Belden, Inc.	(312,167)

		(655,581)

Food & Staples Retailing – (0.1)%
22,917	Wal-Mart Stores, Inc.	(1,625,503)

Health Care Technology* – (0.0)%
3,721	HMS Holdings Corp.	(63,890)

Hotels, Restaurants & Leisure* – (0.0)%
11,598	La Quinta Holdings, Inc.	(265,014)

Household Products – (0.0)%
2,200	Henkel AG & Co. KGaA	(246,875)

Independent Power Producers & Energy Traders – (0.0)%
15,829	TerraForm Power, Inc. Class A	(601,185)

Industrial Conglomerates – (0.0)%
7,041	General Electric Co.	(187,079)

Insurance – (0.2)%
4,092	CNA Financial Corp.	(156,355)
102,472	First American Financial Corp.	(3,812,983)

		(3,969,338)

Internet & Catalog Retail – (0.0)%
3,739	Expedia, Inc.	(408,860)

Internet Software & Services – (0.6)%
478,400	Tencent Holdings Ltd.	(9,566,333)

IT Services* – (0.1)%
6,823	FleetCor Technologies, Inc.	(1,064,797)

Machinery – (0.3)%
36,476	Caterpillar, Inc.	(3,093,894)
102,954	CNH Industrial NV	(955,413)
11,650	Deere & Co.	(1,130,633)
1,835	Joy Global, Inc.	(66,427)

		(5,246,367)

Oil, Gas & Consumable Fuels – (0.2)%
41,989	Exxon Mobil Corp.	(3,493,485)

Real Estate Investment Trusts – (0.4)%
5,384	AvalonBay Communities, Inc.	(860,740)
24,656	DiamondRock Hospitality Co.	(315,843)
12,094	Equity Residential	(848,636)
12,610	Health Care REIT, Inc.	(827,594)
11,090	Host Hotels & Resorts, Inc.	(219,915)
14,495	LaSalle Hotel Properties	(513,993)
4,577	Public Storage	(843,861)
34,795	Sunstone Hotel Investors, Inc.	(522,273)
13,040	Ventas, Inc.	(809,654)

		(5,762,509)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Shares	Description	Value

Common Stocks Sold Short – (continued)
Software* – (0.0)%
15,435	Rovi Corp.	$(246,188)

Trading Companies & Distributors – (0.3)%
71,641	Air Lease Corp.	(2,428,630)
113,326	Aircastle Ltd.	(2,569,100)
823	W.W. Grainger, Inc.	(194,763)

		(5,192,493)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(57,283,239))		$(56,526,531)

Exchange Traded Funds Sold Short – (5.3)%
43,160	Consumer Discretionary Select Sector SPDR Fund	$(3,300,877)
17,655	Financial Select Sector SPDR Fund	(430,429)
29,601	Health Care Select Sector SPDR Fund	(2,202,018)
57,484	Industrial Select Sector SPDR Fund	(3,107,585)
26,113	iShares Russell 2000 ETF	(3,260,469)
25,000	iShares Russell 3000 Growth Index Fund	(2,032,500)
24,580	iShares US Real Estate ETF	(1,752,554)
312,344	SPDR S&P 500 ETF Trust	(64,296,013)
1,800	SPDR S&P Oil & Gas Exploration & Production ETF	(83,988)
76,581	SPDR S&P Regional Banking ETF	(3,381,817)
24,063	Technology Select Sector SPDR Fund	(996,208)
3,500	The Energy Select Sector SPDR Fund	(263,060)
61,880	Utilities Select Sector SPDR Fund	(2,565,545)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(86,277,538))		$(87,673,063)

TOTAL SECURITIES SOLD SHORT – (8.7)%
(Cost $(143,560,777))		$(144,199,594)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 2.0%		33,256,279

NET ASSETS – 100.0%		$1,650,111,778

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $441,909,108, which represents approximately 26.8% of net assets as of June 30, 2015.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Underlying Managers and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $161,230,392, which represents approximately 9.8% of net assets as of June 30, 2015.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Pay-in-kind securities.
(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.
(f)	Security is currently in default and/or non-income producing.
(g)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on June 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Joint repurchase agreement was entered into on June 30, 2015. Additional information appears on page 32.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
MXN	—Mexican Peso
NZD	—New Zealand Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	USD/EUR	09/15/15	$3,691,892	$24,545
Deutsche Bank AG (London)	CAD/USD	08/21/15	537,649	450
	EUR/USD	07/07/15	731,413	18,669
	GBP/USD	09/18/15	51,821	724
	USD/CAD	08/21/15	19,246,540	212,235
	USD/CHF	08/20/15	406,176	202
	USD/EUR	08/20/15	4,736,991	34,545
	USD/EUR	09/25/15	8,188,562	29,959
	USD/GBP	09/18/15	51,821	100
Merrill Lynch & Co., Inc.	AUD/USD	09/18/15	583,844	2,353
	CHF/USD	09/18/15	32,859,966	78,051
	EUR/USD	09/18/15	1,231,058	4,246
	GBP/USD	09/18/15	16,279,755	205,805
	JPY/USD	09/18/15	9,678,704	108,150
	USD/AUD	09/18/15	37,362,170	57,134
	USD/CAD	09/18/15	37,452,572	563,721
	USD/CHF	09/18/15	3,703,680	11,671
	USD/EUR	09/18/15	28,167,004	330,511
	USD/MXN	09/18/15	17,707,599	248,500
	USD/NZD	09/18/15	17,481,105	522,211
TOTAL				$2,453,782

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	USD/GBP	09/15/15	$2,492,193	$(35,166)
Deutsche Bank AG (London)	CAD/USD	08/21/15	3,412,308	(37,066)
	EUR/USD	08/20/15	34,585	(6)
	EUR/USD	09/25/15	289,100	(1,766)
	USD/CAD	08/21/15	636,057	(1,658)
	USD/CHF	08/20/15	1,716,870	(18,862)
	USD/EUR	07/07/15	731,413	(31,002)
	USD/EUR	08/20/15	6,996,155	(224,967)
	USD/EUR	09/25/15	60,276	(34)
	USD/GBP	09/18/15	3,974,540	(55,540)
Merrill Lynch & Co., Inc.	AUD/USD	09/18/15	8,199,166	(34,351)
	CAD/USD	09/18/15	28,726,862	(375,401)
	CHF/USD	09/18/15	4,854,911	(12,008)
	EUR/USD	09/18/15	6,176,495	(35,685)
	GBP/USD	09/18/15	31,405,307	(129,262)
	MXN/USD	09/18/15	452,622	(9,092)
	NZD/USD	09/18/15	442,210	(10,550)
	USD/AUD	09/18/15	4,888,925	(31,141)
	USD/CHF	09/18/15	805,754	(2,607)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Merrill Lynch & Co., Inc. (continued)	USD/GBP	09/18/15	$14,211,612	$(215,368)
	USD/JPY	09/18/15	52,037,714	(475,011)
State Street Bank and Trust	EUR/USD	07/02/15	89,958	(881)
TOTAL				$(1,737,424)

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 10 Year Government Bonds	(263)	September 2015	$(25,417,763)	$(61,616)
CAC40 Index	172	July 2015	9,178,311	(1,326)
Canada 10 Year Government Bonds	107	September 2015	11,993,595	145,471
DAX Index	3	September 2015	919,876	(3,193)
DJIA E-Mini Index	5	September 2015	438,075	(13,557)
Eurodollars	2,574	December 2016	634,684,050	372,157
Euro Stoxx 50 Index	362	September 2015	13,866,856	(272,989)
FTSE 100 Index	(104)	September 2015	(10,611,845)	201,729
Japan 10 Year Government Bonds	(37)	September 2015	(44,432,651)	(48,219)
Nasdaq 100 E-Mini Index	348	September 2015	30,556,140	(331,332)
Nikkei 225 Index	357	September 2015	29,593,210	129,339
Russell 2000 Mini Index	255	September 2015	31,885,200	(18,797)
S&P 500 E-Mini Index	181	September 2015	18,592,320	(356,349)
Topix Index	211	September 2015	28,110,921	(169,624)
3 Month Euribor Interest Rate	1,138	December 2016	316,873,388	(25,568)
3 Month Sterling Interest Rate	221	December 2016	42,811,119	(13,616)
5 Year German Euro-Bobl	621	September 2015	89,711,031	251,887
10 Year German Euro-Bund	5	September 2015	847,286	500
10 Year Mini Japanese Government Bonds	(13)	September 2015	(1,560,828)	(1,640)
10 Year U.K. Long Gilt	(201)	September 2015	(36,549,991)	164,129
20 Year U.S. Treasury Bonds	(93)	September 2015	(14,028,469)	(84,148)
TOTAL				$(136,762)

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

TOTAL RETURN SWAP CONTRACTS ON EQUITY INDICES(a)

Counterparty	Referenced Obligation	Notional Amount (000s)	Rate Received (Paid)	Termination Date	Unrealized Gain (Loss)*
Deutsche Bank AG (London)	BG Group PLC	$5,756	0.631%	01/01/50	$(80,841)
	Royal Dutch Shell PLC - B Shares	4,429	0.200	01/01/50	117,146
JPMorgan Chase Bank (London)	iBoxx USD Liquid High Yield Index	1,822	1.000	09/20/15	—
TOTAL					$36,305

(a)	The Fund receives quarterly payments based on any positive quarterly return of the Referenced Obligation. The Fund makes payments on any negative quarterly return of such Referenced Obligation.
*	There are no upfront payments on the swap contracts(s), therefore the unrealized gain (loss) of the swap contracts is equal to their market value.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At June 30, 2015, the Fund had the following written equity options:

OPTIONS ON EQUITIES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Raymond James & Associates	Call - Brookdale Senior Living, Inc. (Premium Received: $89,626)	550	10/16/15	40%	$(27,500)

For the six months ended June 30, 2015, the Fund had the following written equity options activities:

OPTIONS ON EQUITIES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2014	—	$—
Contracts Written	1,769	348,389
Contracts Expired	(1,219)	(258,763)
Contracts Outstanding June 30, 2015	550	$89,626

For the six months ended June 30, 2015, the Fund had the following written options currency activities:

WRITTEN OPTION CURRENCY CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding December 31, 2014	$19,475	$235,952
Contracts Written	—	—
Contracts Bought to Close	(2,796)	(67,922)
Contracts Expired	(16,679)	(168,030)
Contracts Outstanding June 30, 2015	$—	$—

For the six months ended June 30, 2015, the Fund had the following interest rate swaptions activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Outstanding December 31, 2014	$23,032	$585,049
Contracts Written	—	—
Contracts Bought to Close	(19,381)	(568,440)
Contracts Expired	(3,651)	(16,609)
Contracts Outstanding June 30, 2015	$—	$—

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

For the six months ended June 30, 2015, the Fund had the following written futures options activities:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received
Contracts Outstanding December 31, 2014	—	$—
Contracts Written	456	105,394
Contracts Bought to Close	112	(83,618)
Contracts Expired	(568)	(21,776)
Contracts Outstanding June 30, 2015	—	$—

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2015, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$555,900,000	$555,901,932	$567,090,958

REPURCHASE AGREEMENTS — At June 30, 2015, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.090%	$215,608,378
Citigroup Global Markets, Inc.	0.150	92,403,590
Merrill Lynch & Co., Inc.	0.150	247,888,032
TOTAL		$555,900,000

At June 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.175% to 3.040%	03/27/17 to 06/17/24
Federal Home Loan Banks	1.625 to 5.375	12/09/16 to 05/15/19
Federal Home Loan Mortgage Corp.	1.250 to 6.500	11/17/15 to 07/01/45
Federal National Mortgage Association	0.000 to 7.000	10/01/15 to 06/01/45
Government National Mortgage Association	2.500 to 8.500	05/15/24 to 05/15/45
United States Treasury Notes	0.068 to 2.625	07/15/16 to 11/15/24
United States Treasury Stripped Securities	0.000	02/15/18 to 05/15/45

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Assets and Liabilities

June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $1,202,886,758)	$1,205,155,093
Foreign currencies, at value (cost $595,185)	594,532
Repurchase agreement, at value which equals cost	555,900,000
Cash	2,464,798
Unrealized gain on forward foreign currency exchange contracts	2,453,782
Unrealized gain on swap contracts	117,146
Receivables:
Collateral on certain derivative contracts(a)	49,428,083
Investments sold	32,771,830
Investments sold on an extended settlement basis	2,948,980
Fund shares sold	11,059,574
Dividends and interest	7,097,563
Variation margin on certain derivative contracts	1,203,509
Reimbursement from investment adviser	182,288
Foreign tax reclaims	106,271
Other assets	54,651
Total assets	1,871,538,100

Liabilities:
Securities sold short, at value (proceeds received $143,560,777)	144,199,594
Unrealized loss on forward foreign currency exchange contracts	1,737,424
Unrealized loss on swap contracts	80,841
Written option contracts, at value (premium received $89,626)	27,500
Payables:
Investments purchased	49,070,163
Investments purchased on an extended settlement basis	19,897,206
Management fees	2,638,479
Fund shares redeemed	1,615,903
Dividend expense payable on securities sold short	396,890
Due to broker	373,625
Distribution and Service fees and Transfer Agent fees	189,116
Due to broker — upfront payment	99,798
Accrued expenses and other liabilities	1,099,783
Total liabilities	221,426,322

Net Assets:
Paid-in capital	1,632,098,978
Undistributed net investment income	141,215
Accumulated net realized gain	15,573,600
Net unrealized gain	2,297,985
NET ASSETS	$1,650,111,778
Net Assets:
Class A	$185,379,012
Class C	73,944,211
Institutional	1,295,183,079
Class IR	95,513,913
Class R	91,563
Total Net Assets	$1,650,111,778
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	17,144,304
Class C	6,933,950
Institutional	119,131,918
Class IR	8,805,429
Class R	8,492
Net asset value, offering and redemption price per share:(b)
Class A	$10.81
Class C	10.66
Institutional	10.87
Class IR	10.85
Class R	10.78

(a)	Includes segregated cash of $11,935,522, $2,510,000, $292,466 and $34,690,095 relating to initial margin requirements and/or collateral on futures, forwards, swaps and short sales transactions.
(b)	Maximum public offering price per share for Class A Shares is $11.44. At redemption, Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Operations

For the Six Months Ended June 30, 2015 (Unaudited)

Investment income:
Interest	$10,419,914
Dividends (net of foreign withholding taxes of $274,272)	5,515,048
Total investment income	15,934,962

Expenses:
Management fees	11,559,326
Dividend expense for securities sold short	1,082,197
Prime broker fees	902,649
Custody, accounting and administrative services	774,544
Distribution and Service fees(a)	437,106
Transfer Agent fees(a)	429,243
Professional fees	316,511
Registration fees	250,311
Printing and mailing costs	179,042
Trustee fees	40,910
Other	73,111
Total expenses	16,044,950
Less — expense reductions	(975,262)
Net expenses	15,069,688
NET INVESTMENT INCOME	865,274

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	6,892,766
Investments sold short	(2,514,051)
Futures contracts	4,988,537
Written options	147,529
Swap contracts	(1,400,617)
Forward foreign currency exchange contracts	4,113,443
Foreign currency transactions	1,988,508
Net change in unrealized gain (loss) on:
Investments	(7,049,652)
Investments sold short	2,197,016
Futures contracts	(2,002,522)
Written options	462,726
Swap contracts	1,658,700
Forward foreign currency exchange contracts	(943,116)
Foreign currency translation	10,579
Net realized and unrealized gain	8,549,846
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,415,120

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$178,420	$258,472	$214	$135,599	$49,110	$178,371	$66,082	$81

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (Unaudited)	For the Fiscal Year Ended December 31, 2014
From operations:
Net investment income (loss)	$865,274	$(1,200,803)
Net realized gain	14,216,115	14,697,248
Net change in unrealized gain (loss)	(5,666,269)	1,595,908
Net increase in net assets resulting from operations	9,415,120	15,092,353

Distributions to shareholders:
From net investment income
Class A Shares	—	(394,559)
Class C Shares	—	(17,831)
Institutional Shares	—	(3,996,787)
Class IR Shares	—	(251,033)
Class R Shares	—	(9)
From net realized gains
Class A Shares	—	(1,229,026)
Class C Shares	—	(408,632)
Institutional Shares	—	(6,672,737)
Class IR Shares	—	(324,476)
Class R Shares	—	(326)
Total distributions to shareholders	—	(13,295,416)

From share transactions:
Proceeds from sales of shares	970,048,913	814,465,224
Reinvestment of distributions	—	13,076,031
Cost of shares redeemed	(155,473,897)	(193,873,429)
Net increase in net assets resulting from share transactions	814,575,016	633,667,826
TOTAL INCREASE	823,990,136	635,464,763

Net assets:
Beginning of period	826,121,642	190,656,879
End of period	$1,650,111,778	$826,121,642
Undistributed (distributions in excess of) net investment income (loss)	$141,215	$(724,059)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2015 - A	$10.58	$(0.01)	$0.24	$0.23	$—	$—	$—
2015 - C	10.47	(0.05)	0.24	0.19	—	—	—
2015 - Institutional	10.61	0.01	0.25	0.26	—	—	—
2015 - IR	10.60	0.01	0.24	0.25	—	—	—
2015 - R	10.56	(0.02)	0.24	0.22	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - A	10.46	(0.06)	0.33	0.27	(0.03)	(0.12)	(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (e)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - IR	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (e)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - IR (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Amount is less than $0.005 per share.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend expenses for securities sold short)		Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)		Ratio of total expenses to average net assets (including dividend expenses for securities sold short)		Ratio of total expenses to average net assets (excluding dividend expenses for securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.81	2.17%	$185,379	2.90	%(d)	2.71	%(d)	3.06	%(d)	2.87	%(d)	(0.16	)%(d)	76%
10.66	1.81	73,944	3.65	(d)	3.46	(d)	3.81	(d)	3.62	(d)	(0.90	)(d)	76
10.87	2.45	1,295,183	2.50	(d)	2.31	(d)	2.67	(d)	2.47	(d)	0.26	(d)	76
10.85	2.36	95,514	2.65	(d)	2.46	(d)	2.82	(d)	2.62	(d)	0.13	(d)	76
10.78	2.08	92	3.15	(d)	2.96	(d)	3.31	(d)	3.12	(d)	(0.33	)(d)	76

10.58	2.61	116,593	2.85		2.68		3.23		3.06		(0.53)		144
10.47	1.84	38,207	3.64		3.45		3.99		3.80		(1.33)		144
10.61	3.00	628,397	2.45		2.28		2.82		2.65		(0.11)		144
10.60	2.85	42,894	2.62		2.44		3.06		2.86		(0.27)		144
10.56	2.30	30	3.05		2.91		3.46		3.32		(0.69)		144

10.46	5.20	25,304	2.55	(d)	2.55	(d)	3.88	(d)	3.88	(d)	(0.42	)(d)	102
10.40	4.60	1,427	3.30	(d)	3.30	(d)	4.72	(d)	4.72	(d)	(1.19	)(d)	102
10.49	5.40	156,849	2.15	(d)	2.15	(d)	3.64	(d)	3.64	(d)	(0.17	)(d)	102
10.48	5.40	7,051	2.30	(d)	2.30	(d)	3.62	(d)	3.62	(d)	(0.19	)(d)	102
10.44	5.00	26	2.79	(d)	2.79	(d)	4.36	(d)	4.36	(d)	(0.90	)(d)	102

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

June 30, 2015 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR, and Class R Shares. The Fund commenced operations on April 30, 2013.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of June 30, 2015, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Ares Capital Management II, LLC (“Ares”), Brigade Capital Management, L.P. (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), Halcyon Liquid Strategies IC Management LP (“Halcyon”), Lateef Investment Management, L.P. (“Lateef”), Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”) (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers. As of June 23, 2015 GAM International Management Limited (“GAM”) no longer serves as a sub-adviser to the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

Counterparty	Securities Sold Short(1)	Collateral Pledged(2)	Net Amount(3)
Deutsche Bank AG (London)(4)	$35,813,165	$(35,813,165)	$—
Deutsche Bank AG (London)(4)	22,156,836	(22,156,836)	—
JP Morgan Chase Bank	79,015,983	(79,015,983)	—
State Street Bank & Trust	7,213,610	(7,213,610)	—
Total	$144,199,594	$(144,199,594)	$—

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	At June 30, 2015, the value of securities received pledged exceeded the value of the related securities sold short.
(3)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(4)	Securities sold short were executed through separate Underlying Managers.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. The Investment Manager did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks(a)
Africa	$—	$11,251,642	$—
Asia	3,975,283	12,816,100	—
Australia and Oceania	2,180,235	1,414,670	—
Europe	60,111,170	96,147,420	—
North America	512,110,981	10,960,817	—
Fixed Income
Corporate Obligations	—	303,764,353	—
Asset-Backed Securities	—	1,401,655	—
Foreign Debt Obligations	—	610,938	—
Municipal Debt Obligations	—	6,560,354	—
U.S. Treasury Obligations	84,515,762	—	—
Senior Term Loans	—	77,100,962	6,287,620
Exchange Traded Funds	10,401,150	—	—
Warrants	—	2,528,757	428
Short-term Investments	—	555,900,000	—
Total	$673,294,581	$1,080,457,668	$6,288,048
Liabilities
Common Stocks Sold Short and/or Other Equity Investments(a)
Asia	$—	$(9,566,333)	$—
Europe	(955,413)	(246,875)	—
North America	(133,430,973)	—	—
Total	$(134,386,386)	$(9,813,208)	$—

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Options Purchased	$—	$1,014,796	$—
Forward Foreign Currency Exchange Contracts(b)	—	2,453,782	—
Futures Contracts(b)	1,265,212	—	—
Total Return Swaps(b)	—	117,146	—
Total	$1,265,212	$3,585,724	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(1,737,424)	$—
Futures Contracts(b)	(1,401,974)	—	—
Total Return Swaps(b)	—	(80,841)	—
Written Options Contracts	—	(27,500)	—
Total	$(1,401,974)	$(1,845,765)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2015. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$2,066,086	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Written options, at value	$(343,148)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	2,453,782		Payable for unrealized loss on forward foreign currency exchange contracts	(1,737,424)
Equity	Variation margin on certain derivative contracts; Investments, at value	331,068	(a)	Variation margin on certain derivative contracts	(1,167,167)	(a)
Total		$4,850,936			$(3,247,739)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(1,010,557)	$(523,158)	5,128
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(73,642)	171,375	21
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/Net change in unrealized gain (loss) on investments, forward foreign currency exchange contracts and written options	4,159,276	(952,745)	633
Equity	Net realized gain (loss) from investments, futures contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and written options	1,736,993	(776,639)	1,450
Total		$4,812,070	$(2,081,167)	7,232

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2015.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2015:

	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$—	$24,545	$24,545	$—	$(35,166)	$—	$(35,166)	$(10,621)	$—	$(10,621)
Cantor Fitzgerald LP	820,860	—	—	820,860	—	—	—	—	820,860	—	820,860
Deutsche Bank AG (London)	—	—	296,884	296,884	(80,841)	(370,901)	—	(451,742)	(154,858)	—	(154,858)
Goldman Sachs & Co.	385	—	—	385	—	—	—	—	385	—	385
JPMorgan Chase Bank	193,551	—	—	193,551	—	—	—	—	193,551	—	193,551
JPMorgan Chase Bank (London)	—	117,146	—	117,146	—	—	—	—	117,146	—	117,146
Merrill Lynch & Co., Inc.	—	—	2,132,353	2,132,353	—	(1,330,476)	—	(1,330,476)	801,877	—	801,877
Raymond James & Associates	—	—	—	—	—	—	(27,500)	(27,500)	(27,500)	—	(27,500)
State Street Bank and Trust	—	—	—	—	—	(881)	—	(881)	(881)	—	(881)
Total	$1,014,796	$117,146	$2,453,782	$3,585,724	$(80,841)	$(1,737,424)	$(27,500)	$(1,845,765)	$1,739,959	$—	$1,739,959

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2015, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Rate
2.00%	1.80%	1.71%	1.68%	2.00%

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2015, Goldman Sachs advised that it retained $27,511 of Class A Shares and no CDSC of Class C shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114% and the total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of Class A, Class C, Institutional Class, Class IR, and Class R Shares are limited to 2.55%, 3.30%, 2.15%, 2.30% and 2.80%, respectively. The Other Expense limitations and the total operating expense limitation agreement will remain in place through at least April 30, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the six months ended June 30, 2015.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Transactions with Affiliates — For the six months ended June 30, 2015, Goldman Sachs earned $894 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of June 30, 2015, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 30% of Class R Shares of the Fund.

G.  Line of Credit Facility — As of June 30, 2015, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2015, the Fund did not have any borrowings under the facility.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2015, were $1,148,342,689 and $618,874,273, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $9,569,200 and $28,785,450, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2014, the Fund had timing differences (Straddle Loss Deferral) of $1,772,286.

As of June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,618,022,580
Gross unrealized gain	179,913,130
Gross unrealized loss	(39,729,698)
Net unrealized loss	$140,183,432

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, options contracts, foreign currency contracts, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and 2 prior years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

8. OTHER RISKS (continued)

forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related dividend payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Change in Fiscal Year End — On December 18, 2014, the Trustees approved a change of the Fund’s fiscal year end from December 31 to October 31, effective October 1, 2015.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. On August 5, 2015, the Trustees approved Atreaus Capital, LP (“Atreaus”) as an Underlying Manager of the Fund. Atreaus will utilize a tactical trading strategy.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

June 30, 2015 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2015 (Unaudited)		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,804,546	$85,268,135	13,799,884	$145,642,660
Reinvestment of distributions	—	—	152,647	1,623,453
Shares redeemed	(1,684,853)	(18,314,494)	(5,347,199)	(57,009,892)
	6,119,693	66,953,641	8,605,332	90,256,221
Class C Shares
Shares sold	3,494,597	37,717,116	3,684,774	38,725,099
Reinvestment of distributions	—	—	40,521	426,232
Shares redeemed	(210,075)	(2,264,808)	(213,013)	(2,241,283)
	3,284,522	35,452,308	3,512,282	36,910,048
Institutional Shares
Shares sold	71,703,198	788,271,259	55,682,719	592,272,239
Reinvestment of distributions	—	—	978,521	10,450,502
Shares redeemed	(11,779,773)	(128,133,765)	(12,411,833)	(131,983,495)
	59,923,425	660,137,494	44,249,407	470,739,246
Class IR Shares
Shares sold	5,379,239	58,728,428	3,568,379	37,822,254
Reinvestment of distributions	—	—	54,013	575,509
Shares redeemed	(621,673)	(6,757,138)	(247,339)	(2,638,759)
	4,757,566	51,971,290	3,375,053	35,759,004
Class R Shares
Shares sold	6,001	63,975	282	2,972
Reinvestment of distributions	—	—	32	335
Shares redeemed	(337)	(3,692)	—	—
	5,664	60,283	314	3,307
NET INCREASE	74,090,870	$814,575,016	59,742,388	$633,667,826

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended June 30, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 through June 30, 2015, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 1/1/15	Ending Account Value 6/30/15		Expenses Paid for the 6 months ended 6/30/15*
Class A
Actual	$1,000.00	$1,021.70		$13.58
Hypothetical 5% return	1,000.00	1,011.36	+	13.51
Class C
Actual	1,000.00	1,018.10		17.31
Hypothetical 5% return	1,000.00	1,007.64	+	17.22
Institutional
Actual	1,000.00	1,024.50		11.60
Hypothetical 5% return	1,000.00	1,013.34	+	11.53
Class IR
Actual	1,000.00	1,023.60		12.34
Hypothetical 5% return	1,000.00	1,012.60	+	12.28
Class R
Actual	1,000.00	1,020.80		15.78
Hypothetical 5% return	1,000.00	1,009.17	+	15.69

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi-Manager Alternatives	2.71%	3.46%	2.31%	2.46%	2.96%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. At a meeting held on February 25, 2015 (the “Meeting”) the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), considered the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Adviser and GAM International Management Limited (“GAM”).

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, the GAM provided information in response to a request from the Investment Adviser.

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreements and Performance

In evaluating the Sub-Advisory Agreement with GAM International Management Limited (“GAM”), the Trustees relied upon materials furnished and presentations made by the Investment Adviser and GAM. In evaluating the nature, extent and quality of services provided by GAM, the Trustees considered information on the services provided to the Fund by GAM, including information about GAM’s (a) personnel and compensation structure; (b) track record in managing accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program. The Trustees noted that GAM had provided services to the Fund since its inception, and reviewed the Fund’s operations and investment performance since its inception with respect to the management of its respective sleeve of the Fund.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the fee schedule for GAM. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to GAM would be paid by the Investment Adviser, not by the Fund. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser in light of the overall management fee to be paid by the Fund.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fees to be paid by the Investment Adviser to GAM is reasonable in light of the services to be provided by GAM and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of June 30, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[4]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Global Managed Beta Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager Real Assets Strategy Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective on April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Cheryl K. Beebe*

John P. Coblentz, Jr.

John F. Killian*

James A. McNamara

Richard P. Strubel

*Effective as of August 5, 2015, Ms. Beebe and Mr. Killian were appointed Trustees.

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Forms N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of June 30, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2015 Goldman Sachs. All rights reserved. 168100.MF.MED.TMPL/8/2015 MMALTSAR-15 / 16k

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$57,709	$10,000	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0

Tax Fees:

• PwC	$9,204	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended December 31, 2014 and December 31, 2013 were $9,204 and none respectively. The aggregate non-audit fees billed to GST II’s adviser and services for the twelve months ended December 31, 2014 and December 31, 2013 by PwC were approximately $10.2 million and $9.8 million, respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2013 and 2014 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s amended Form N-CSR filed on March 9, 2015.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	September 4, 2015

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	September 4, 2015